CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[*****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

LICENSE AGREEMENT

BY AND BETWEEN

MACROGENICS, INC.

AND

PROVENTION BIO, INC.

LIST OF EXHIBITS

Exhibit A	‒	Compound
Exhibit B	‒	MacroGenics Patents
Exhibit C	‒	Development Plan
Exhibit D	‒	Third Party Licenses
Exhibit E	‒	Transferred Documentation and Materials
Exhibit F	‒	Press Release
Exhibit G	‒	Form of Warrant
Exhibit H	‒	Form of Lock-Up

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LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is entered into as of May 7, 2018 (the “Effective Date”), by and between PROVENTION BIO, INC., a Delaware corporation, having its principal place of business at 110 Old Driftway Lane, Lebanon, NJ 08833 (“Provention”) and MACROGENICS, INC., a Delaware corporation having its principal place of business at 9704 Medical Center Drive, Rockville, MD 20850 (hereinafter “MacroGenics”). Provention and MacroGenics are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, MacroGenics has discovered and is developing a proprietary program that includes the Compound (as defined below) using the DART® Platform (as defined below) for the treatment of autoimmune and inflammatory diseases, containing CD32B and CD79B specificities and coded by MacroGenics as MGD010, and possesses proprietary intellectual property rights relating thereto;

WHEREAS, Provention has expertise in the research, development, manufacture and commercialization of pharmaceutical and diagnostic products, and wishes to obtain certain license rights in respect of such Compound and Products (as defined below), all in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1
DEFINITIONS

1.1 “Affiliate” means any corporation or other legal entity controlled by, controlling, or under common control with a Party. For the purpose of this definition, the term “control” means direct or indirect beneficial ownership of at least fifty percent (50%) of the voting stock of a corporation or other legal entity, or to hold the effective power to appoint or dismiss members of the management.

1.2 “API” means an active pharmaceutical ingredient, whether produced from a living organism or through synthetic process, i.e., any substance intended to be used in the manufacture of a drug product and that is intended to furnish pharmacological activity in the cure, treatment or prevention of disease or to affect the structure or any function of the body of man or other animals, including peptides, antibodies, hybrid molecules, fusion proteins, cytokines or other cellular elements.

1.3 “Applicable Law” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any Governmental Authority, including the U.S. Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301 et seq.) (the “FFDCA”), Prescription Drug Marketing Act of 1987 (21 U.S.C. §§331, 333, 353, 381), the Generic Drug Enforcement Act of 1992 (21 U.S.C. §335(a) et seq.), U.S. Patent Act (35 U.S.C. §1 et seq.), Federal False Claims Act (31 U.S.C. §3729 et seq.) (the “FCA”), the Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.) (the “AKA”), the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1, et seq.) (the “FCPA”), and the United Kingdom Bribery Act (the “UKBA”), current Good Manufacturing Practices (“cGMP”) and current Good Clinical Practices (“cGCP”), all as amended from time to time, together with any rules, regulations, and compliance guidance promulgated thereunder.

1.4 “Biosimilar Competition” means, with respect to a Product in any country in a given calendar quarter, that, during such calendar quarter, (a) one or more generic products are commercially available in such country, and (b) aggregate Net Sales of such Product in such country in such calendar quarter equal [****] percent ([****]%) of the average aggregate Net Sales of the Product over the four (4) calendar quarters immediately prior to the calendar quarter in which one or more Generic Products first became commercially available in such country.

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1.5 “Biosimilar Product” means, with reference to a given Product in a country, a Product that (a) is not produced, licensed or owned by the Provention Group, (b) is, according to the relevant Regulatory Authority for the given country or jurisdiction, highly similar with respect to the given Product, notwithstanding minor differences in clinically inactive components, and with no meaningful differences between the Biosimilar Product and the given Product in terms of the efficacy, safety, purity and potency of the product and (c) receives Regulatory Approval in any jurisdiction in the Territory through an abbreviated regulatory pathway. For countries or jurisdictions where no explicit biosimilar regulations exist, a Biosimilar Product includes any Product that (x) has been deemed to be a biosimilar to the given Product by a Regulatory Authority in another country or jurisdiction or (y) is a biological therapeutic containing an amino acid sequence that has [****] to the Product.

1.6 “BLA” means (a) a Biologics License Application as defined in the Public Health Service Act and the regulations promulgated thereunder; (b) a Marketing Authorization Application in Europe, including a Marketing Authorization Application filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the decentralized procedure, mutual recognition or any national approval procedure; or (c) any equivalent or comparable application, registration or certification in any other country or region.

1.7 “BRIC” means, collectively Brazil, Russia, India and China.

1.8 “Business Day” shall mean a day other than a Saturday, Sunday or a day that is a bank holiday in the U.S. or a day that a Party (excluding any Affiliates) is officially closed for business.

1.9 “Calendar Quarter” shall mean each period of three (3) consecutive calendar months, ending March 31, June 30, September 30 and December 31.

1.10 “Calendar Year” shall mean the period of time beginning on January 1 and ending December 31, except for the first year of the Agreement Term which shall begin on the Effective Date and end on December 31, 2018.

1.11 “Centralized Approval Procedure” means, to the extent compulsory or permitted for the Regulatory Approval of the Compound or Product in Iceland, Liechtenstein, Norway or any country in the European Union, the procedure administrated by the EMA which results in a single marketing authorization that is valid in Iceland, Liechtenstein, Norway and all countries in the European Union.

1.12 “Clinical Study” shall mean a Phase I Study, Phase II Study or Phase III Study, as applicable.

1.13 “Combination Product” shall mean a human therapeutic product that is developed or commercialized by Provention under this Agreement and that comprises, consists of, or incorporates two or more APIs, which includes the Compound as one of the active pharmaceutical ingredients together with any formulation ingredients, regardless of the formulation or mode of administration of such Combination Product. For the sake of clarity, a Combination Product is a Product.

1.14 “Commercialize” or “Commercialization” means the commercial manufacture, marketing, promotion, sale, offering for sale, distribution, and/or commercial importation and exportation of a Product.

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1.15 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended, or considerations to be undertaken, by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder, reasonable, good faith efforts to accomplish such objective, activity or decision as such Party would normally use to accomplish a similar objective, activity or decision under similar circumstances, it being understood and agreed that with respect to the Development, Manufacture, seeking and obtaining Regulatory Approval, or Commercialization of the Compound or Product, such efforts and resources shall be consistent with the efforts that Provention or MacroGenics, as applicable, devotes at the same stage of Development, Manufacture, seeking and obtaining Regulatory Approval, or Commercialization, as applicable, for its own internally developed pharmaceutical products in a similar area with similar market potential, at a similar stage of their product life taking into account the existence of other competitive products in the market place or under development, the proprietary position of the product, the regulatory structure involved, the anticipated profitability of the product and other relevant factors.

1.16 “Completion” means, for a clinical trial, the date upon which all patients have completed protocol-defined drug administration and [****] has occurred.

1.17 “Compound” means the DART® Molecule described in Exhibit A that is designated by MacroGenics as MGD010 and that co-ligates both CD32B and CD79B.

1.18 “Confidential Information” means any information of a confidential or proprietary nature disclosed by or on behalf of a Party or its Affiliates (the “Disclosing Party”) to the other Party or its Affiliates (the “Receiving Party”), including each Party’s or its Affiliates’ invention disclosures, proprietary materials, data, including any Information, Know-How, technologies, trade secrets, and/or manufacturing, marketing, personnel and other business information and plans, whether in oral, written, graphic or electronic form. Confidential Information (as defined in the Prior Confidentiality Agreement) disclosed under the Prior Confidentiality Agreement shall be deemed Confidential Information hereunder and the terms of this Agreement shall be considered Confidential Information of the Parties, with each Party being considered the Disclosing Party and the Receiving Party with respect thereto. Information shall not be deemed “Confidential Information” hereunder, and the Receiving Party shall have no obligation with respect to any information if it is:

(a) known by the Receiving Party prior to disclosure by the Disclosing Party, as evidenced by internal records or documentation of the Receiving Party; or

(b) information which is in the public domain or subsequently enters the public domain through no fault of the Receiving Party; or

(c) information that is received by the Receiving Party from an independent Third Party with the lawful right to disclose it; or

(d) information that was independently developed by the Receiving Party (or its Affiliates’) employees or contractors without the use of or reference to Confidential Information of the Disclosing Party as evidenced by internal records or documentation of the Receiving Party.

(e) Notwithstanding the foregoing, any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party. In addition, Confidential Information included in the MacroGenics Know-How to the extent to the extent solely and specifically related to the Compound and the Products in the Field shall be deemed Confidential Information of Provention notwithstanding that MacroGenics was the Disclosing Party of such Confidential Information.

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1.19 “Control” means (as an adjective or as a verb including conjugations and variations such as “Controls” “Controlled” or “Controlling”), with respect to any Know-How, Patent Right or other intellectual property right, possession by a Party, including its Affiliates, of the ability (without taking into account any rights granted by one Party to the other Party under the terms of this Agreement) to grant access, a license or a sublicense to such Know-How, Patent Right or other intellectual property right without violating the terms of any agreement or other arrangement with, or necessitating the consent of, any Third Party.

1.20 “Cover” means (as an adjective or as a verb including conjugations and variations such as “Covered,” “Coverage” or “Covering”) that the Exploitation of a given compound, formulation or product would infringe a Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue in substantially the same scope) in the absence of a license under or ownership in the Patent Rights to which such Valid Claim pertains. The determination of whether a compound, formulation, process or product is Covered by a particular Valid Claim shall be made on a country-by-country basis.

1.21 “DART® Molecule” means a bispecific covalently-bonded diabody molecule derived from the DART Platform and consisting of two (2) binding arms, whereby the first arm has a binding specificity conferred by an antibody variable region and the second arm has a binding specificity conferred by a different antibody variable region.

1.22 “DART Platform” means MacroGenics’ proprietary platform for generating DART® Molecules.

1.23 “Develop” or “Development” means to discover, research or otherwise develop a product, including conducting any pre-clinical, non-clinical or clinical research and any drug development activity, including discovery, research, toxicology, pharmacology and other similar activities, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including pre- and post-approval studies), diagnostic assays in connection with clinical studies, and all activities directed to obtaining any Regulatory Approval, including any marketing, pricing or reimbursement approval. For the sake of clarity, Development shall not include any activities related to Commercialization.

1.24 “Dispute” shall mean any controversy, claim or legal proceeding arising out of or relating to this Agreement, or the breach, termination or invalidity thereof. Notwithstanding the foregoing, Disputes shall not include any disagreements solely about decisions for which one Party has final decision-making authority under this Agreement.

1.25 “EMA” means the European Medicines Agency or any successor agency(ies) or authority having substantially the same function.

1.26 “EU5” means, collectively, France, Germany, Italy, Spain, and the United Kingdom.

1.27 “European Union” or “EU” means the European Union member states as then-currently constituted; provided, however, that the EU shall always be deemed to include the EU5. As of the Effective Date, the European Union member states are Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, and United Kingdom.

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1.28 “Event Payments” shall mean, collectively, Development Event Payments and Sales Event Payments.

1.29 “Executive Officers” shall mean (a) with respect to Provention, its Chief Executive Officer (or his or her designee) and (b) with respect to MacroGenics, its Chief Executive Officer (or his or her designee).

1.30 “Exploit” or “Exploitation” means to research, Develop, make, have made, use, have used, register, sell, have sold, offer for sale, import, export, Commercialize, Manufacture, have Manufactured, or otherwise exploit the Compound or Product.

1.31 “FDA” shall mean the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.32 “Field” shall mean all therapeutic and diagnostic uses in humans.

1.33 “First Commercial Sale” shall mean, on a Product-by-Product and country-by-country basis, the first invoiced sale of such Product to a Third Party by a member of the Provention Group in such country following the receipt of any Regulatory Approval in such country required for the sale of such Product; in furtherance, and not in limitation of the foregoing, First Commercial Sale shall exclude transfers or dispositions of without consideration: (i) in connection with patient assistance programs; (ii) for charitable or promotional purposes; (iii) for preclinical, clinical, regulatory or governmental purposes or under so-called “named patient”, “compassionate use” or other limited access programs; or (iv) for use in any tests or studies reasonably necessary to comply with Applicable Laws, regulation or request by a Governmental Authority. For clarity, First Commercial Sale shall be determined on a country-by-country basis.

1.34 “Force Majeure” means any event beyond the reasonable control of the affected Party, which may include embargoes; war or acts of war, including terrorism; insurrections, riots, or civil unrest; strikes, lockouts or other labor disturbances; epidemics, fire, floods, earthquakes or other acts of nature; acts, omissions or delays in acting by any Governmental Authority (other than delays incident to the course of drug development); and failure of plant or machinery.

1.35 “FTE” means a full time equivalent person by year consisting of [****] days per year of work, corresponding to [****] hours per year of work, that an employee in the full time employment of a Party or a Party’s full-time contractor or consultant shall be obliged to spend at work in any twelve (12)-month period of continuous employment.

1.36 “FTE Costs” means, with respect to any period and a Party or its Affiliate, the FTE Rate multiplied by the number of FTEs expended by such Party or its Affiliate during such period.

1.37 “FTE Rate” means a rate of [****] dollars ($[****]) per FTE per Calendar Year (pro-rated for the period beginning on the Effective Date and ending on the last day of the first Calendar Year).

1.38 “GAAP” shall mean generally accepted accounting principles in the U.S., consistently applied.

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1.39 “Governmental Authority” shall mean any federal, state, national, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body), including without limitation any regulatory authority involved in granting approval to initiate or conduct clinical testing in humans, for regulatory approval to market a pharmaceutical/biologic product and/or, to the extent required in such country or jurisdiction, for pricing or reimbursement approval for a pharmaceutical product in such country or jurisdiction, including (i) the FDA, (ii) the EMA, and (iii) the European Commission.

1.40 “IND” means (a) an Investigational New Drug application as defined in the FFDCA and applicable regulations promulgated thereunder by the FDA; (b) a clinical trial authorization application for a product filed with a Regulatory Authority in any other regulatory jurisdiction outside the U.S., the filing of which (in the case of (a) or (b)) is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction; or (c) documentation issued by a Regulatory Authority that permits the conduct of clinical testing of a product in humans in such jurisdiction.

1.41 “Indication” means a discrete clinically recognized form of a disease. For the sake of clarity, the following shall be treated as separate Indications for purposes of this Agreement: [****].

1.42 “Information” means ideas, inventions, discoveries, concepts, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, designs, drawings, computer programs, skill, experience, documents, results, clinical and regulatory strategies, data, including pharmacological, toxicological, non-clinical and clinical data, analytical and quality control data, manufacturing data and descriptions, Patent Rights and legal data, market data, financial data or descriptions, assay protocols, specifications, information and submissions pertaining to, or made in association with, filings with any Governmental Authority or patent office, and the like, in written, electronic or other form, now known or hereafter developed, whether or not patentable.

1.43 “Initiation” shall mean, with respect to a Clinical Study of a Product, the date that a [****] in a Clinical Study approved by the respective Regulatory Authority or otherwise permitted under Applicable Law.

1.44 “Invention” means any invention, discovery or development, whether or not patentable, made, conceived or reduced to practice in the course of performance of this Agreement, whether made, conceived or reduced to practice solely by, or on behalf of, MacroGenics, Provention, the Parties jointly, or any Affiliate of the same.

1.45 “Know-How” shall mean all Information and Inventions Controlled by a Party that are necessary or reasonably useful for the Exploitation of the Compound or Product, but excluding any Patent Rights.

1.46 “MAA” or “Marketing Authorization Application” means an application for Regulatory Approval in any particular jurisdiction other than the U.S.

1.47 “MacroGenics Inventions” means Inventions Controlled by MacroGenics during the Agreement Term that are necessary or useful to Exploit the Compound or Products in the Field in the Territory.

1.48 “MacroGenics Know-How” means all Know-How which (i) is Controlled by MacroGenics as of the Effective Date or during the Agreement Term, including all MacroGenics Inventions, (ii) was used for or created as a result of the Development or Commercialization of the Compound or the Products prior to the Effective Date; and (iii) [****] relates to the manufacture, use, Development or Commercialization of the Compound or the Products, whether patentable or not.

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1.49 “MacroGenics Patents” means all Patent Rights Controlled by MacroGenics, as of the Effective Date or during the Agreement Term that claim the composition, Manufacture, use, sale, offer for sale and/or import of the Compound or the Products, or any portion or component thereof, including MacroGenics’ interest in any Patent claiming a Joint Invention. The MacroGenics Patents existing as of the Effective Date are listed in Exhibit B.

1.50 “MacroGenics Platform Patent” means a MacroGenics Patent that is a Platform Patent.

1.51 “MacroGenics Product Patent” means a MacroGenics Patent that is a Product Patent.

1.52 “MacroGenics Technology” means, collectively: (a) MacroGenics Patents, (b) MacroGenics Know-How and (c) [****].

1.53 “MacroGenics Trademarks” means the trademarks “MacroGenics”, DART®, trademarks which incorporate “MacroGenics” or the acronym “DART”, and related logos.

1.54 “Major Markets” means the United States, the BRIC countries, the EU5 and Japan.

1.55 “Manufacture” means all activities and processes related to the manufacturing of the Compound or a Product, or any ingredient thereof, including manufacturing of finished Product for Development and Commercialization, labeling, packaging, in-process and finished Product testing, release of the Compound or Product or any component or ingredient thereof, quality assurance activities related to manufacturing and release of Compound or Product and ongoing stability tests and regulatory activities related to any of the foregoing. Where the context so requires, Manufacture shall also include obtaining Compound or Product from contract manufacturers. When used as a verb, to “Manufacture” means to engage in Manufacturing activities.

1.56 “[****]” means (a) the [****] identified as [****] and (b) the [****].

1.57 “Net Sales” means the gross amount billed or invoiced for a Product by any member of the Provention Group, in each case, for the sale of a Product to Third Parties (excluding a sale of a Product to Affiliates or sublicensees for resale), subject to the following deductions, as allocable to such Product (if not previously deducted in calculating the amount invoiced and to the extent included in the gross invoice price):

(a) reasonable trade, quantity, prompt settlement and other cash discounts and rebates (including wholesale inventory management fees and fees or allowances to other distributors, buying groups, health care insurance carriers or other pharmacy benefit managers (or equivalents thereof), federal, state/provincial, local or other Governmental Authority or other institution, or their agencies or purchasers, reimbursers, or trade customers), chargebacks, and price reductions or allowances actually allowed or granted from the billed amount, and discounts to customers, including cash coupons, vouchers and loyalty cards (and their redemption) and co-pay assistance;

(b) credits or allowances actually granted upon claims, rejections or returns of such sales of Products, including recalls;

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(c) taxes imposed on the production, sale, delivery, import, export, distribution or use of the Product (including sales, use, excise or value added taxes, but excluding income taxes), duties or other governmental charges levied on or measured by the billing amount when included in billing, as adjusted for tax refunds and tax rebates;

(d) any discounts, rebates or similar payments in respect of sales paid for by any Governmental Authority, including Federal or state Medicaid, Medicare or similar state program, or any other similar program, or any other government imposed rebates or discounts from invoiced prices (to the extent not covered under clause (a) above); and

(e) transport, freight, postage and insurance costs relating to the transportation or delivery of Products.

Such amounts shall be determined from the books and records of the Provention Group, maintained in accordance with GAAP with respect to Provention and, with respect to any other member of the Provention Group, in accordance with the accounting standards applicable to such Provention Group member.

Net Sales shall exclude transfers or dispositions of Product, without consideration: (1) in connection with patient assistance programs; (2) for charitable or promotional purposes; (3) for preclinical, clinical, regulatory or governmental purposes or under so-called “named patient”, “compassionate use” or other limited access programs; or (4) for use in any tests or studies reasonably necessary to comply with applicable Law, regulation or request by a Governmental Authority.

In the event that a Product is sold as a Combination Product, the Net Sales of the Product shall be determined by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the weighted (by sales volume) average unit sale price of the Product in the applicable country, where net sales is calculated in the same manner as Net Sales, when sold separately in finished form and B is the weighted average unit sale price in that country (net sales being calculated in the same manner as Net Sales) of the other API which is included in the Combination Product when such API is sold separately in finished form at the same dosage levels, in each case during the applicable royalty reporting period, or, if sales of both the Product and the other API did not occur in the same country in such period, then in the most recent royalty reporting period in which sales of both occurred, provided that such “recent royalty reporting period” shall not have been more than twenty-four (24) months earlier.

In the event that such weighted average sale price of the Product cannot be determined, but the weighted average sale price of the other API can be determined, Net Sales shall be calculated by multiplying the Net Sales of the Combination Product by the following formula: one (1) minus B / C where B is the weighted average sale price of the other API when sold separately in finished form and C is the weighted average selling price of the Combination Product.

In the event that the weighted average sale price of both the Product and the other API in the Combination Product cannot be determined, the Net Sales of the Product shall be calculated by multiplying the Net Sales of the Combination Product (determined as provided above for Products) by the fraction A / C where A is the predicted fair market value of the Product if such Product were sold as a stand-alone Product as determined in good faith by the Parties and C is the weighted average selling price of the Combination Product.

The weighted average sale price for a Product, any other API(s) used in a Combination Product, or any Combination Product shall be calculated once each calendar year, at the beginning of such calendar year, and such price shall be used during all applicable royalty reporting periods for such entire calendar year. When determining the weighted average sale price of a Product, other API(s), or Combination Product, the weighted average sale price shall be calculated by dividing the sales dollar (translated into U.S. dollars) by the units of active ingredient sold during the preceding calendar year (or the number of months sold in a partial calendar year) for the respective Product, other API(s), or Combination Product. In the initial calendar year, a forecasted weighted average sale price will be used for the Product, other API(s) or Combination Product.

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1.58 “Patent(s)” or “Patent Right(s)” means (a) all issued patents (extensions, restorations by existing or future extension or registration mechanism, including patent term adjustments, patent term extension, supplemental protection certificates or the equivalent thereof, substitutions, confirmations, re-registrations, re-examinations, reissues, and patents of addition), (b) patent applications (including all provisional applications, substitutions, requests for continuation, continuations, continuations-in-part, divisionals and renewals), (c) inventor’s certificates, and (d) and all equivalents of the foregoing in any country of the world.

1.59 “Phase I Study” shall mean a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(a) (FDCA), as amended from time to time, and the foreign equivalent thereof.

1.60 “Phase Ib Study” means a human clinical trial of a product that (a) is for the purposes of establishing initial safety, tolerability, pharmacokinetic, pharmacodynamic and initial clinical effectiveness information of the product and (b) administers repeated doses of the product to subjects in the trial.

1.61 “Phase II Study” shall mean a human clinical trial, or relevant portion of such trial, for which the primary endpoints include a determination of dose ranges and/or a preliminary determination of efficacy in patients being studied as described in 21 C.F.R. § 312.21(b) (FDCA), as amended from time to time, and the foreign equivalent thereof.

1.62 “Phase III Study” shall mean a human clinical trial, or relevant portion of such trial, that is prospectively designed to demonstrate statistically whether a product is safe and effective for use in humans in a manner sufficient to obtain Regulatory Approval to market such product in patients having the disease or condition being studied as described in 21 C.F.R. § 312.21(c) (FDCA), as amended from time to time, and the foreign equivalent thereof.

1.63 “Platform Claim” means a Patent claim that Covers an aspect of the general structure or a property of DART® Molecules and/or the Manufacture of DART® Molecules generally and [****] that (a) [****] of any Compound or Product that is [****] such Compound or Product; or (b) [****] to the Exploitation of any Compound or Product.

1.64 “Platform Patent” means a Patent that includes a Platform Claim.

1.65 “Product” means any pharmaceutical product containing the Compound alone or in combination with other therapeutically active ingredients, including Combination Products.

1.66 “Product Claim” means a Patent claim that [****] Covers a Compound or Product, and/or the Exploitation of the Compound or Product.

1.67 “Product Patent” means any Patent that [****] a Product Claim.

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1.68 “Provention Group” shall mean, collectively, Provention, its Affiliates and its permitted sublicensees pursuant to Section 2.1.

1.69 “Provention Know-How” means all Know-How Controlled by Provention as of the Effective Date or during the Agreement Term.

1.70 “Provention Patents” means all Patent Rights owned or Controlled by Provention as of the Effective Date or during the Agreement Term that: (a) Cover the composition of matter of, the method of making or using, the sale or the importation of the Compound or the Product; or (b) are otherwise necessary or useful to Exploit the Compound or the Product in the Field in the Territory.

1.71 “Provention Technology” means, collectively, Provention Patents and Provention Know-How.

1.72 “Qualified Consideration” means any payments or other consideration that Provention or any of its Affiliates receives in connection with the (and, in a transaction in which rights to multiple products are transferred, to the extent allocable to a) grant of rights (including any assignment) under the Provention License and/or rights with respect Products in an agreement or arrangement with a Third Party (“Qualified Consideration Agreement”). In furtherance and not in limitation of the foregoing, Qualified Consideration shall not include (i) royalties based on Net Sales, (ii) amounts received to cover future reasonable, fully-burdened costs incurred or to be incurred by Provention or its Affiliates in the performance of research, development or manufacturing activities to be performed by Provention or its Affiliates after the Effective Date, (iii) amounts received as reimbursement for out-of-pocket costs incurred by Provention in the preparation, filing, prosecution and maintenance of the Patents under the Provention License, or (iv) consideration for the issuance of equity interests in Provention or its Affiliates to the extent there is no premium included in such issuance for rights granted with respect to the Product. If Provention or its Affiliate receives non-cash consideration that otherwise qualifies as Qualified Consideration, the Qualified Consideration will be calculated based on the fair market value of such consideration, at the time of the transaction, assuming an arm’s length transaction made in the ordinary course of business.

1.73 “Regulatory Approval” shall mean any approvals, registrations or authorizations by a Regulatory Authority, necessary for the manufacture and sale of a Product in the Field in a regulatory jurisdiction in the Territory.

1.74 “Regulatory Authority” shall mean any national, supranational (e.g., the European Commission, the Council of the European Union, the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, including the FDA, in each country involved in the granting of Regulatory Approval for the Product.

1.75 “Regulatory Documentation” means, with respect to any Compound or Product, all regulatory applications, filings, notifications and supporting documents created, for, submitted to or received from an applicable governmental agency or Regulatory Authority relating to such Compound or Product, and all data contained therein, including the contents of any minutes from meetings (whether in person or by audio conference or videoconference) with Regulatory Authorities, registrations and licenses, regulatory drug lists, advertising and promotion documents shared with Regulatory Authorities, adverse event files, complaint files and Manufacturing records. Regulatory Documentation includes INDs.

1.76 “Royalty Term” means, on a Product-by-Product, and country-by-country basis, the period commencing upon the first commercial sale of such Product in such country and expiring upon the later of: (i) the last-to-expire Valid Claim in a MacroGenics Patent in a given country, or (ii) [****] years after the date of first commercial sale of such Product in such country.

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1.77 “Territory” means worldwide.

1.78 “Third Party” means a person or entity other than (a) MacroGenics or any of its Affiliates or (ii) Provention or any of its Affiliates.

1.79 “Third Party License” shall mean any license or other agreement from a Third Party under which the payment of any royalties, sublicense revenues, milestones or other payments become due with respect or related to the Exploitation of the Compound or a Product in the Field in the Territory. Third Party Licenses shall include the agreements identified in Exhibit D.

1.80 “Valid Claim” means: (a) a claim of an issued and unexpired patent that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) rendered unenforceable through disclaimer or otherwise, (iii) abandoned or (iv) permanently lost through an interference or opposition proceeding without any right of appeal or review; or (b) a claim of a pending patent application that (i) has been asserted and continues to be prosecuted in good faith and (ii) has not been abandoned or finally rejected without the possibility of appeal or refiling, and (iii) has not been pending longer than seven (7) years from the date of issuance of the first substantive patent office action considering patentability of such claim, or a claim having substantially the same scope in an earlier patent application to which the pending patent application claims priority, by the relevant patent office in the country or territory in which such claim is pending.

Additional Definitions. Each of the following definitions is set forth in the Section of this Agreement indicated below:

Definition	Section
Acquired Party	13.3(b)
Acquirer	13.3(b)
Acquisition	13.3(b)
Administrator	11.3(a)
Agreement	Preamble
Agreement Term	10.1
AKA	1.3
Bankruptcy Laws	10.5(b)
Breaching Party	10.3
cGCP	1.3
cGMP	1.3
Claim	12.1
Commercialization Report	5.6
Cooperating Party	8.3(b)
Cure Period	10.3
Development Event	6.2(a)
Development Event Payment	6.2(a)

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Development Plan	3.1
Development Report	3.5(b)
Development Transition Plan	3.6
Disclosing Party	1.18
Event	6.2
Effective Date	Preamble
FCA	1.3
FCPA	1.3
FFDCA	1.3
Inbound License	9.2(g)
Indemnifying Party	12.3(a)
Indemnitee	12.3(a)
Infringement Recovery	7.5(e)
Insolvency Event	10.5(a)
Joint Inventions	7.1
Joint Patents	7.3(c)
Losses	12.1
MacroGenics	Preamble
MacroGenics Indemnitee	12.1
MacroGenics Platform Inventions	7.1
Manufacturing Technology Transfer	4.1
Manufacturing Transition Plan	4.1
Millipore	6.4(a)
Millipore License	6.4(a)
Officials	9.4(b)
Package	5.3
Party	Preamble
Parties	Preamble
Patent Extension	7.4
Patent Extensions	7.4
Payment	9.4(b)
Platform Patent	7.5(d)
Platform Patent Extension	7.4
Prior CDA	8.5
Provention	Preamble
Provention Common Stock	9.3
Provention Indemnitee	12.2
Provention License	2.1
Provention Series A Preferred Stock	9.3

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Publishing Party	8.7
Qualified Consideration Agreement	1.71
R&D Technology Transfer	3.6
Receiving Party	1.18
Requesting Party	8.3(b)
Reviewing Party	8.7
Rules	11.3(a)
Sales Event	6.2(b)
Sales Event Payment	6.2(b)
Securities Act	9.2(k)
Sole Inventions	7.1
Terminating Party	10.3
Third Party Obligation	6.4(a)
Third Party Patent Challenge	7.7(b)
Transferred Materials	4.1
Transition Period	3.6
UKBA	1.3
Voluntary Termination	10.2
Voting Debt	9.3
Warrant	6.1

ARTICLE 2
LICENSES

2.1 License Grant to Provention. Subject to the terms and conditions of this Agreement, MacroGenics hereby grants to Provention (i) an exclusive (even as to MacroGenics), royalty-bearing, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses in accordance with this Section 2.1, under the MacroGenics Patents and the [****]; and (ii) a non-exclusive, royalty-bearing, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses in accordance with this Section 2.1, under the MacroGenics Know-How, in each case to Exploit the Compound and Products in the Field in the Territory (the “Provention License”).

(a) Right to Sublicense to Affiliates. Subject to Section 2.1(c), Provention shall have the right to grant sublicenses to its Affiliates under the Provention License without prior approval of MacroGenics.

(b) Right to Sublicense to Third Parties. Subject to the conditions in this subsection (b) and Section 2.1(c), Provention shall have the right to grant sublicenses to Third Parties under the Provention License without MacroGenics’ consent. Provention shall identify each Third Party sublicensee to MacroGenics for which Provention has granted rights under the MacroGenics Technology to Exploit the Compound or a Product in a jurisdiction in the Territory and shall provide to MacroGenics copies of all such sublicenses within thirty (30) days of execution thereof.

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(c) Sublicenses. Any sublicense granted under subsections (a) or (b) above shall refer to and be subordinate to this Agreement and, except to the extent the Parties may otherwise agree in writing, must be consistent in all material respects with the terms and conditions of this Agreement. Provention assumes full responsibility for the performance of all obligations by and observance of all terms imposed on any sublicensee. Provention shall be responsible for the payment of all amounts due hereunder, and for all other obligations of its sublicensees under this Agreement as if such obligations were those of Provention.

(d) Compliance. Provention, on behalf of itself and Provention Group, shall be responsible for complying with, and shall be bound by, all terms and conditions of any agreement entered into between MacroGenics and any Third Party that constitutes MacroGenics Technology under which Provention or Provention Group acts as a sublicensee, including any termination provisions in any such agreement.

2.2 License Grant to MacroGenics. Subject to the terms and conditions of this Agreement, Provention hereby grants back to MacroGenics a non-exclusive, fully-paid, royalty-free, non-transferable (except in accordance with Section 13.3), non-sublicensable sublicense, under the Provention License to use the Compound and Products in the Field in the Territory, solely to the extent necessary or useful for MacroGenics to exercise any of its rights and perform any of its obligations under this Agreement.

2.3 No Implied Rights or Licenses; Certain Covenants. Neither Party grants to the other Party any rights or licenses in or to any Patent Right, Know-How, trademarks or other intellectual property right Controlled by such Party, whether by implication, estoppel or otherwise, except to the extent expressly provided for under this Agreement. Each Party covenants and agrees that it shall not, and it shall cause its Affiliates and sublicensees not to, use or practice any Patent Rights or Know-How licensed to it by the other Party outside the scope of the license(s) granted to it under this Agreement.

2.4 Subcontracting. Provention may subcontract the performance of any Development, Regulatory, Manufacturing or Commercialization activities conducted in accordance with Article 3, Article 4, and Article 5, respectively, to any of its Affiliates or any Third Party, provided that: (a) such subcontractor has entered or shall enter into, prior to performing activities under this Agreement, an appropriate written agreement obligating such subcontractor to be bound by obligations of confidentiality that are no less restrictive than the obligations set forth in Article 8; (b) Provention shall retain or obtain ownership of any Inventions and all intellectual property rights therein made by such subcontractor in performing such services (other than Inventions which constitute developments or improvements to the processes, systems or base technology of such subcontractor); (c) Provention shall oversee the performance of any subcontracted activities in a manner that would be reasonably expected to result in their successful and timely completion; and (d) Provention shall at all times remain responsible for the performance of such subcontracted activities as if such activities were performed by Provention. Notwithstanding anything to the contrary in the foregoing, Provention shall obtain MacroGenics’ written consent prior to subcontracting the performance of all or substantially all of its Development, Regulatory, Manufacturing or Commercialization activities under this Agreement to any Third Party.

ARTICLE 3
DEVELOPMENT & REGULATORY MATTERS

3.1 Development Activities. Subject to the terms and conditions of this Agreement, commencing on the Effective Date, Provention shall be solely responsible for, at its own expense, all Development of the Compound and Products. Provention shall conduct the initial Development of the Compound and Products pursuant to a development plan (the “Development Plan”), attached as Exhibit C to this Agreement. The initial Development Plan shall include an obligation for Provention to conduct a Phase Ib Study of the Product in patients for one or more Indications.

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3.2 Diligence. Provention shall use Commercially Reasonable Efforts to conduct the Development activities described in the Development Plan pursuant to such plan. Additionally, Provention shall use Commercially Reasonable Efforts to Develop, and to seek Regulatory Approval for, at least one Product throughout the Territory. Development activities conducted by Provention’s Affiliates and permitted sublicensees pursuant to Section 2.1 will be considered Provention activities under this Agreement for purposes of determining whether Provention has complied with its obligations under this Section 3.2. Without limiting the foregoing, [****], provided that, as long as Provention continues to use Commercially Reasonable Efforts with respect to the Development Plan, such outside date shall be deemed extended by such additional period as may result from delays caused by reasons beyond the control of Provention, including scientific, regulatory, safety, manufacturing, quality and similar issues pertaining to the Development Plan.

3.3 Compliance with Law. Provention shall conduct all Development activities related to Compound and Products in all material respects in good scientific manner and in compliance in with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines.

3.4 Records. Provention shall prepare and maintain, and shall require its Affiliates and permitted sublicensees to prepare and maintain, complete and accurate written records, accounts, notes, reports and data with respect to all Development activities conducted pursuant to this Agreement in accordance with its internal practices and industry standards. Such records shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for regulatory and patent purposes.

3.5 Development Reports. Until Provention has fulfilled all of its diligence obligations under Section 3.2, no later than:

(a) prior to the First Commercial Sale of a Product, the last day of each six (6) month period beginning on the Effective Date; and

(b) after the First Commercial Sale of a Product, within ninety (90) days after the end of each calendar year;

Provention shall provide to MacroGenics in writing a report detailing Provention’s efforts and progress during the six (6) months prior to such date, as applicable, to Develop each Compound and Product (each, a “Development Report”). Each Development Report shall describe, among other matters: (a) material Development activities completed since the last report, including the object and parameters of the Development, when initiated, when completed and a summary of all material results; (b) material Development activities planned to be undertaken before the next report, including the type and object of any Clinical Studies to be conducted and their projected starting and completion dates; and (c) material changes in Provention’s Development or Commercialization plans. In addition, Provention shall reasonably respond to reasonable requests by MacroGenics from time to time for information regarding Provention’s Development and Commercialization activities for the Compound and Products.

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3.6 R&D Technology Transfer. As soon as practicable, but in no case later than fifteen (15) Business Days after the Effective Date, the Parties shall meet in person at MacroGenics’ offices to discuss and agree upon a written transition plan, that will, at a minimum include the items set forth on Exhibit E. Beginning on the Effective Date and for a period of one hundred five (105) days after the Effective Date (the “Transition Period”), MacroGenics shall use Commercially Reasonable Efforts to transfer to Provention, or its designee, and Provention shall cooperate in good faith to support MacroGenics’ transfer of, such activities and responsibilities related to the Compound and the Products set forth in, and in accordance with, a transition plan (such plan, the “Development Transition Plan”; such transfer, the “R&D Technology Transfer”) to be agreed on a commercially reasonable basis and in good faith between the Parties. The Development Transition Plan shall be designed to effect an efficient transfer from MacroGenics to Provention, or its designee, of (a) all Compound and Product-related Development, Manufacturing and regulatory responsibilities and documentation (which, for clarity, shall include any Regulatory Documentation directed to, and solely related to, Products) and (b) any other Information Controlled by MacroGenics that is reasonably necessary or useful for Provention’s research, Development or Commercialization of the Compound and the Products in accordance with the terms of this Agreement. Provention shall fund (i) all of the reasonable FTE Costs incurred by MacroGenics in the performance of the Development Transition Plan after the Transition Period and (ii) all third-party out-of-pocket expenses incurred by MacroGenics in the performance of the Development Transition Plan, to the extent such third-party out-of-pocket expenses are approved in advance by Provention. Provention shall pay such FTE Costs and such approved third-party out-of-pocket expenses within thirty (30) days following receipt of an invoice therefor.

3.7 Preparation of Regulatory Documentation. Following completion of the R&D Technology Transfer, Provention shall be solely responsible, at its own cost and expense, for all regulatory affairs related to the Compound and Products in the Field in the Territory, including (i) developing and implementing the overall regulatory strategy with respect to obtaining Regulatory Approval of Products in the Field in the Territory (it being understood that the regulatory strategy for the Territory shall be consistent with the terms of this Agreement); (ii) preparing, submitting and maintaining all Regulatory Documentation related to the Compound or Products in the Territory; and (iii) conducting communications with the relevant Regulatory Authority in furtherance of subsection (ii) or otherwise related to the Exploitation of the Compound and Products in the Territory.

3.8 Regulatory and Inter-Party Reporting.

(a) Following completion of the R&D Technology Transfer, Provention shall be solely responsible, at its own cost and expense, for reporting to appropriate Regulatory Authorities in accordance with Applicable Law, including local requirements, all adverse events related to the use of the Compound or Products in the Territory.

(b) Each Party shall promptly notify the other of any information it receives regarding any threatened or pending action, inspection or communication by or from any Third Party, including a Regulatory Authority, which such Party reasonably believes may materially affect the Development of the Compound or Products.

ARTICLE 4
MANUFACTURING

4.1 Manufacturing Technology Transfer. As soon as practicable, but in no case later than fifteen (15) Business Days after the Effective Date, the Parties shall meet in person to agree upon a written transition plan that will, at a minimum, include the current inventory of MGD010 in MacroGenics’ Control, and the inventory, drug substance and materials set forth on Exhibit E (the “Transferred Materials”). Beginning on the Effective Date and for a period of one hundred five (105) days from the Effective Date, MacroGenics shall use Commercially Reasonable Efforts to transfer, or cause to be transferred, to Provention or its designee, and Provention shall cooperate in good faith to support MacroGenics’ transfer of, such Manufacturing-related Know-How and inventory related to the Compound and the Products set forth in, and in accordance with, a transition plan to be agreed by the Parties on a commercially reasonable basis and in good faith after the Effective Date (such plan, the “Manufacturing Transition Plan”; such transfer, the “Manufacturing Technology Transfer”). The Manufacturing Transition Plan shall be designed to effect an efficient transfer from MacroGenics to Provention, or its designee, of (a) all MacroGenics Know-How that is reasonably necessary or useful for Provention’s Manufacture of Compound and Products in accordance with the terms of this Agreement and (b) all Compound and Products in finished form or in process on the Effective Date in MacroGenics’ inventory, including master cell banks and working cell banks, on the Effective Date. Provention shall fund (i) all of the reasonable FTE Costs incurred by MacroGenics in the performance of the Manufacturing Transition Plan after the Transition Period and (ii) all of the third party out-of-pocket expenses incurred by MacroGenics in the performance of the Manufacturing Transition Plan, to the extent such third-party out-of-pocket expenses are approved in advance by Provention. The Parties shall enter into such quality agreements, supply transfer agreements or other agreements as are deemed as are necessary to effectively execute the Manufacturing Technology Transfer in accordance with all Applicable Laws. Provention shall pay such FTE Costs and approved third-party out-of-pocket expenses within thirty (30) days following receipt of an invoice therefor.

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4.2 Manufacturing Responsibility. Except as provided in Section 4.1, Provention shall have sole responsibility for, at its sole cost and expense, all Manufacturing-related activities, including Manufacturing, or having Manufactured, clinical and commercial supplies of the Compound and the Products for Development and Commercialization in the Field in the Territory.

4.3 Compliance with Law. Provention shall Manufacture, or have Manufactured, Compound and Products in compliance in all material respects with all Applicable Law, including any specifications, FDA (or foreign equivalent) requirements and applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines.

ARTICLE 5
COMMERCIALIZATION

5.1 General. Provention shall be responsible for all aspects of the Commercialization of Products in the Field in the Territory, and all costs and expenses associated therewith, including: (a) developing and executing a commercial launch and pre-launch plan; (b) marketing and promotion (including detailing); (c) booking sales and distribution and performance of related services; (d) handling all aspects of order processing, invoicing and collection, inventory and receivables; (e) publications; (f) providing customer support, including handling medical queries, and performing other related functions; (g) reviewing and approving all promotional materials for compliance with Applicable Law, including submitting, where appropriate, to the applicable Regulatory Authority and (h) conforming its practices and procedures in all material respects to Applicable Law relating to the marketing, detailing and promotion of the Products in the Field in the Territory.

5.2 Commercialization Efforts. Provention shall use Commercially Reasonable Efforts to Commercialize at least one Product for which Regulatory Approval is received in each of (a) U.S., (b) the EU5, (c) Japan and (d) the BRIC. Commercialization activities conducted by Provention’s Affiliates or permitted sublicensees pursuant to Section 2.1 will be considered Provention activities under this Agreement for purposes of determining whether Provention has complied with its obligations under this Section 5.2.

5.3 Discounted Sales. Provention shall not, and shall not permit any member of the Provention Group to, unreasonably discount the price of a Product included in a package of products offered for sale by Provention or any member of the Provention Group (a “Package”) compared to the price of the other products included in such Package.

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5.4 Trademarks. Provention shall have sole responsibility, at its own expense, for all matters relating to the use of, and shall own, all trademarks used in the sale of Products in the Field in the Territory (but excluding all MacroGenics Trademarks and any trademark that is confusingly similar to a MacroGenics Trademark), including the selection, filing, prosecution, maintenance, defense and enforcement thereof.

5.5 Compliance with Law. Provention shall conduct all Commercialization activities related to Products in compliance in all material respects with all Applicable Law. Provention shall be responsible for tracking and reporting transfers of value initiated and controlled by it and its Affiliates, and its and their employees, contractors, and agents pursuant to the requirements of the marketing reporting laws or research expense reporting laws of any Governmental Authority in the Territory.

5.6 Commercialization Report. Commencing six (6) months prior to the anticipated filing of the first BLA for a Product in the Field in the Territory, at all times during the Agreement Term, and thereafter on a Calendar Year basis, Provention shall provide to MacroGenics in writing a report detailing Provention’s efforts and progress during the one (1) year prior to such date, to Commercialize each Product (each, a “Commercialization Report”). Each Commercialization Report shall describe, among other matters: (a) material Commercialization activities completed since the last report, including the object and parameters of the Commercialization, when initiated, when completed and a summary of all material results; (b) material Commercialization activities planned to be undertaken before the next report; and (c) material changes in Provention’s Commercialization plans. In addition, Provention shall reasonably respond to reasonable requests by MacroGenics from time to time for information regarding Provention’s Commercialization activities for such Products.

ARTICLE 6
PAYMENT OBLIGATIONS

6.1 Equity Interest. As partial consideration for the Provention License and other rights granted hereunder, Provention will issue to MacroGenics a warrant to purchase two hundred seventy thousand and two hundred ninety-nine (270,299) common shares, which is the number of common shares representing one percent (1%) of Provention’s fully diluted outstanding shares on the issue date. The warrant will be exercisable for a period beginning on the Effective Date and ending on the date that is seven (7) years from the Effective Date at a per share exercise price equal to two dollars and fifty cents ($2.50), the per share price at which the Series A Preferred Shares were issued pursuant to a separate warrant purchase agreement, substantially in the form attached to this Agreement as Exhibit G (the “Warrant”). MacroGenics shall execute a Lock-Up Agreement in substantially the form attached hereto as Exhibit H prior to or concurrently with the execution of this Agreement.

6.2 Event Payments. Provention will notify MacroGenics within thirty (30) days following the achievement by any member of the Provention Group of each Development Event and Sales Event (individually or collectively, the “Event(s)”). In the case of Sales Events, such thirty (30) day period shall run from the end of the Calendar Quarter during which the relevant Sales Event was achieved. Provention shall pay MacroGenics the corresponding Development Event Payment within ninety (90) days after achievement of each Development Event. Provention shall pay MacroGenics the corresponding Sales Event Payment within ninety (90) days after the end of the Calendar Year in which such Sales Event is achieved.

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(a) Development Events. In consideration for the rights granted to Provention under this Agreement, Provention shall make the following one-time, non-refundable, non-creditable (i.e., to any other obligation of Provention hereunder) Development Event Payments (each, a “Development Event Payment”) to MacroGenics, upon the first achievement by a member of the Provention Group of the corresponding event (each, a “Development Event”). Each Development Event Payment listed in the table below shall be payable only once upon the first achievement of the corresponding Development Event.

Development Event Payment
Development Event	For 1st Indication	For 2nd Indication
[****]	[****]United States dollars ($[****])	[****]

[****]	[****] United States dollars ($[****])	[****] United States dollars ($[****])

[****]	[****] United States dollars ($[****])	[****] United States dollars ($[****])

[****]	[****] United States dollars ($[****])	[****] United States dollars ($[****])

If for any reason the Phase III Study Development Event for any Indication does not occur prior to the occurrence of any BLA Approval Development Event for such Indication, then the Phase III Study Development Event shall be deemed to occur concurrently with the occurrence of the first BLA Approval Development Event.

(b) Sales Events. In consideration for the rights granted to Provention under this Agreement, Provention shall make the following one-time, non-refundable, non-creditable sales event payments (each, a “Sales Event Payment”) to MacroGenics, upon the first time during the Agreement Term that the total aggregate Net Sales of a Product by the Provention Group in the Territory for such Product exceed the amounts set forth in the following table (each, a “Sales Event”). For clarity, each Sales Event Payment below shall be paid only once regardless of the number of Products achieving the applicable Sales Event.

Aggregate Worldwide Sales Events
Sales Event	Sales Event Payment
(i) Upon the first occasion that aggregate worldwide Net Sales of a Product exceed [****] United States dollars ($[****])	[****] United States dollars ($[****])

(ii) Upon the first occasion that aggregate worldwide Net Sales of a Product exceed [****] United States dollars ($[****])	[****] United States dollars ($[****])

(iii) Upon the first occasion that aggregate worldwide Net Sales of a Product exceed [****] United States dollars ($[****])	[****] United States dollars ($[****])

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6.3 Royalties.

(a) Royalty Payments. As further consideration for the rights granted to Provention hereunder, Provention shall pay to MacroGenics, on a Product-by-Product basis, with respect to the aggregate annual Net Sales of each Product in each country in the U.S. Territory during the applicable Royalty Term for such Product in such country, royalties at a rate of [****] percent ([****]%) of Net Sales of Product.

(b) Biosimilar Competition. The royalty rate under Sections 6.3(a) shall be reduced by [****] percent ([****]%), on a country-by-country basis and Product-by-Product basis, in each country in which Biosimilar Competition exists with respect to such Product in a country of the Territory.

6.4 Third Party Payments.

(a) As between the Parties, MacroGenics shall be solely responsible for payments becoming due for any royalties, sublicense revenues, milestones or other similar obligations arising with respect to any licenses entered into by MacroGenics or its predecessors in interest prior to the Effective Date that relate to the Exploitation of Products in the Field in the Territory (each, a “Third Party Obligation”) other than those that are [****] related to the Product under the license elected by MacroGenics for [****] on [****] under the Non-Exclusive License Agreement between EMD Millipore Corporation (“Millipore”) and MacroGenics, Inc. effective [****] as amended and restated [****] (the “ Millipore License”), for which responsibility shall be allocated as set forth in Section 6.4(c).

(b) Except for Third Party Obligations that MacroGenics is solely responsible for paying pursuant to Section 6.4(a), Provention shall be responsible for all other Third Party Obligations arising from any Third Party intellectual property rights Provention secures after the Effective Date; provided that for any Patent Rights that the Provention Group otherwise would reasonably have been likely to have infringed by selling the relevant Product in the relevant country, Provention shall have the right to deduct a maximum of [****] percent ([****]%) of the royalties actually paid by Provention to a Third Party with respect to such arrangement from royalties otherwise due and payable to MacroGenics for such Product in such country during any Calendar Quarter for which royalties are payable under Section 6.3(a); provided further, that Provention shall not have the right to deduct any amounts paid by a member of the Provention Group under this Section 6.4(b) to (i) any Third Party that is a member of the Provention Group or (ii) for any Patent Right that claims (A) any pharmaceutically-active compound other than the Compound, (B) any use claims (except those claiming one or more approved Indications for the Product in the given country) or (C) any manufacturing claims.

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(c) Provention shall be responsible for [****] percent ([****]%) of the amounts due to Millipore under the Millipore License, provided that MacroGenics shall be responsible for making payments to Millipore and complying with all its other obligations as required under the Millipore License. Provention shall include its share of any royalties due under the Millipore License in its payment of the amounts due to MacroGenics under Section 6.3(a). In addition, Provention shall provide MacroGenics with (i) notice of the achievement of any milestone attributable to the Product under the Non-Exclusive License and (ii) the amount due in connection with such milestone sufficiently in advance of the deadlines provided for under the Millipore License to allow MacroGenics to make the payments contemplated thereunder. For clarity, any Third Party Obligations that (i) [****] related to the Product, including those due under MacroGenics [****] Agreement with Millipore , or (ii) are the responsibility of Provention under Section 6.4(b), shall remain MacroGenics’ sole responsibility.

6.5 Royalty Floor. Notwithstanding anything to the contrary in the foregoing, in no event shall the reductions from Section 6.3(b) and Section 6.4, in the aggregate, reduce the royalties payable to MacroGenics for any Calendar Quarter by more than [****] percent ([****]%) of the payments that would otherwise be due for such Product pursuant to Section 6.3(a).

6.6 Qualified Consideration. Provention shall pay MacroGenics an amount equal to [****] percent ([****]%) of all Qualified Consideration received pursuant to any Qualified Consideration Agreement; provided that if Provention or its Affiliates enter into the Qualified Consideration Agreement [****], then all such amounts paid to MacroGenics shall be creditable against future milestones related to the applicable Product which are due to MacroGenics in accordance with Section 6.2. For the avoidance of doubt, in the event that a Qualified Consideration Agreement involves the grant of rights with respect to the Provention License and rights that relate to Teplizumab, any milestone payments that would constitute Qualified Consideration shall be allocated to the specific product (either a Product hereunder or a Teplizumab product) for which such milestone was achieved and any upfront payment or equity received that would constitute Qualified Consideration shall be allocated to the respective products based on the ratio of the comparative total milestone payment amounts for such products under such Qualified Consideration Agreement (e.g., if total milestone payments payable under the Qualified Consideration Agreement equals $100,000,000 and $40,000,000 is based on milestones achieved by a Product and $60,000,000 is based on milestones achieved by a Teplizumab product, the upfront payment or equity received will be allocated forty percent (40%) to Product and sixty percent (60%) to Teplizumab).

6.7 Reporting.

(a) Royalty Reports and Payment. Within forty-five (45) days (sixty (60) days in the event that a sublicensee has generated Net Sales) after the conclusion of each Calendar Quarter in which Net Sales are generated or Qualified Consideration is received, Provention shall deliver to MacroGenics a report containing the following information (in each instance, with a Product-by-Product and country-by-country breakdown): (i) the gross amount billed or invoiced for Products sold, leased or otherwise transferred by the Provention Group during the applicable Calendar Quarter; (ii) a calculation of Net Sales for the applicable Calendar Quarter, including an itemized listing of allowable deductions; (iii) a detailed accounting of all Qualified Consideration received during the applicable Calendar Quarter; and (iv) the total amount payable to MacroGenics in U.S. dollars on Net Sales and Qualified Consideration for the applicable Calendar Quarter, together with the exchange rates used for conversion

(b) Timing of Payments. Provention shall pay all amounts due to MacroGenics pursuant to Section 6.3(a) or Section 6.6, as applicable, with respect to Net Sales by the Provention Group or Qualified Consideration for any Calendar Quarter concurrent with the submission of the applicable quarterly report pursuant to Section 6.7(a).

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(c) Currency Conversion. Conversion of foreign currency to U.S. Dollars will be made at the conversion rate existing in the United States (as reported in The Wall Street Journal, Eastern Edition) on the last working day of the applicable Calendar Quarter. Such payments will be without deduction of exchange, collection or other charges.

6.8 Late Payment. Any payment under this Agreement that is overdue shall bear interest, to the extent permitted by Applicable Laws, at the thirty-day United States Dollar London Interbank Offered Rate (LIBOR) effective for the date that payment was due (as published in The Wall Street Journal, Eastern Edition) plus three percentage points, on a per year basis.

6.9 Currency and Method of Payment. Royalties on Net Sales and all other amounts payable by Provention hereunder shall be paid by Provention in U.S. Dollars in immediately available funds to account(s) designated in writing by MacroGenics.

6.10 Taxes.

(a) Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

(b) General. Provention will make all payments to MacroGenics under this Agreement without deduction or withholding for taxes, except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment.

(c) Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of any royalties, License Fees, Event Payments, and other payments made by Provention to MacroGenics under this Agreement. To the extent Provention is required to deduct and withhold taxes on any payment to MacroGenics, Provention shall be entitled to make such deduction or withholding and shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner, and, as soon as practicable after any payment of taxes by Provention to a Governmental Authority pursuant this Section 6.10(c), Provention shall transmit to MacroGenics an official tax certificate or other evidence of such payment sufficient to enable MacroGenics to claim such payment of taxes. MacroGenics shall provide Provention any tax forms that may be reasonably necessary in order for Provention, as permitted by Applicable Law, to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty, to the extent MacroGenics is legally able to do so. In addition, MacroGenics shall deliver such documentation prescribed by Applicable Law or reasonably requested by Provention as will enable Provention to determine whether or not MacroGenics is subject to backup withholding or information reporting requirements. MacroGenics shall deliver to Provention on or prior to the date of this Agreement (and from time to time thereafter upon the reasonable request of Provention) executed originals of IRS Form W-9 certifying that MacroGenics is exempt from U.S. federal backup withholding tax. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of MacroGenics as the Party bearing such withholding tax under this Section 6.10(c). In addition, the Parties shall cooperate in accordance with Applicable Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.

(d) Assignment. If Provention assigns its rights and obligations hereunder to an Affiliate or Third Party in compliance with Section 13.3 and if such Affiliate or Third Party shall be required by Applicable Law to withhold any additional taxes from or in respect of any amount payable to MacroGenics under this Agreement solely as a result of such assignment by Provention, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings, MacroGenics receives an amount equal to the sum it would have received had no such assignment been made. The foregoing sentence shall not apply to any additional taxes withheld for which MacroGenics may obtain a foreign tax credit.

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6.11 Records and Audit Rights. Provention will maintain, and cause its Affiliates and Sublicensees to maintain, complete and accurate books and records in sufficient detail to enable verification of the correctness of the payments due hereunder. MacroGenics may audit Provention’s and its Affiliates’ and Sublicensees’ relevant books and records in order to verify the aforesaid matters. Upon reasonable prior notice and during normal business hours, MacroGenics’ independent public accountants, subject to confidentiality obligations consistent with Article 8, shall have access to such books and records in order to conduct such a review or audit. The Parties shall reconcile any underpayment within sixty (60) days after the accountant delivers the results of the audit. If any audit performed under this Section 6.11 reveals an underpayment in excess of [****] percent ([****]%) in any Calendar Year, Provention shall reimburse MacroGenics for all amounts incurred in connection with such audit. MacroGenics may exercise its rights under this Section 6.11 only once every year per audited entity and only with reasonable prior notice to the audited entity. This Section 6.11 shall survive expiration or termination for a period of one (1) year.

ARTICLE 7
INTELLECTUAL PROPERTY RIGHTS

7.1 Ownership of Inventions. Each Party shall own any Inventions made solely by its (or its Affiliates’) own employees, agents, or independent contractors in the course of conducting its activities under this Agreement, together with all intellectual property rights therein (“Sole Inventions”). The Parties shall jointly own any Inventions for which the inventors include at least one employee, agent, or independent contractor of each Party (or its respective Affiliates) in the course of performing activities under this Agreement, together with all intellectual property rights therein (“Joint Inventions”); provided that, any Inventions that are not Covered by a Product Claim and are improvements to the DART Platform or Platform Patents (such Inventions, “MacroGenics Platform Inventions”) shall be treated as MacroGenics’ Sole Inventions and shall not constitute “Joint Inventions” or Provention’s “Sole Inventions” for purposes of this Agreement but shall be deemed included in the license granted to Provention pursuant to Section 2.1(ii) and any Inventions that are Covered by a Product Claim shall be deemed included in the license granted to Provention pursuant to Section 2.1(i); provided further, Provention hereby assigns, and agrees to assign to MacroGenics, all of its and Provention Group’s right, title and interest in MacroGenics Platform Inventions, together with all intellectual property rights in the foregoing. Inventorship shall be determined in accordance with U.S. patent laws. Subject to any licenses granted under this Agreement, each Party will have the right to practice and Exploit any Joint Inventions without the duty of accounting to any other Party or seeking consent (for licensing, assigning or otherwise exploiting Joint Inventions) from the other Party by reason of the joint ownership thereof; and each Party hereby waives any right such Party may have under the laws of any jurisdiction to require any such approval or accounting and, to the extent there are any Applicable Laws that prohibit such a waiver, each Party will be deemed to have so consented. In furtherance thereof, at the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint Inventions.

7.2 Disclosure of Inventions. Provention shall promptly disclose to MacroGenics any Invention that relates to the Compound or Products or DART® Molecules and/or the Manufacture of DART® Molecules generally. With respect to any Joint Invention, each Party shall promptly disclose to the other Party any invention disclosures, or other similar documents, submitted to it by its employees, agents or independent contractors describing the Joint Invention, and all Information relating to such Invention to the extent necessary for the use of such Invention in the Development or Commercialization of the Compound or the Products in the Field and, to the extent patentable, for the preparation, filing and maintenance of any Patent with respect to such Invention.

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7.3 Prosecution of Patents.

(a) MacroGenics Patents. As between the Parties, MacroGenics shall have the sole right and authority, to prepare, file, prosecute and maintain the MacroGenics Patents on a worldwide basis; provided that Provention shall have the right to direct MacroGenics to prepare, file, prosecute and maintain MacroGenics Patents in specified countries and/or regions at Provention’s expense, MacroGenics shall, during the Agreement Term, (i) keep Provention reasonably informed of the status of the MacroGenics Patents and provide Provention with copies of material communications from any patent authority in the Territory in connection therewith; (ii) provide Provention with drafts of all proposed material filings and correspondences to any patent authorities with respect to the MacroGenics Product Patents having at least one independent Product Claim for Provention’s review and comment prior to the submission of such proposed filings and correspondences. MacroGenics shall reasonably consider in good faith Provention’s comments prior to submitting such filings and correspondences and shall not unreasonably disregard any such comments. If MacroGenics determines in its discretion to abandon or not maintain any MacroGenics Patent(s) which Covers the Compound or Product in any country(ies) of the world, then MacroGenics shall provide Provention with written notice of such determination within such period of time reasonably necessary to allow Provention to request that MacroGenics continue to maintain and/or prosecute of such MacroGenics Patent (which notice from MacroGenics shall be given no later than thirty (30) days prior to any final deadline for any pending action or response that may be due with respect to such MacroGenics Patent(s) with the applicable patent authority). Upon receipt of any such request, MacroGenics shall continue to prosecute and maintain such MacroGenics Patent(s) in such country(ies) at Provention’s expense; provided, however, that MacroGenics shall not be required to continue to prosecute or maintain any such MacroGenics Patent(s) if, instead of prosecuting such patent application, MacroGenics instead files a divisional, continuation or continuation-in-part of such patent application to be prosecuted by MacroGenics, which divisional, continuation or continuation-in-part Covers the same or greater scope for the Compound or relevant Product as the MacroGenics Patent(s) proposed to be abandoned. Notwithstanding anything to the contrary in this Section 7.3(a), unless consented to by Provention in writing (such consent not to be unreasonably withheld, delayed or denied), MacroGenics shall prepare, file, prosecute and maintain the MacroGenics Patents that Cover the Compound or Product in the Major Markets at its sole expense throughout the Term.

(b) Provention Patents. Provention shall have the sole right and authority to prepare, file, prosecute and maintain the Provention Patents on a worldwide basis at its sole expense.

(c) Joint Patents. Except as otherwise provided in this Section 7.3(c), Provention shall have the primary right and authority to prepare, file, prosecute and maintain the Patent Rights included in the Joint Inventions (“Joint Patents”) on a worldwide basis at its own expense. Provention shall provide MacroGenics with a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain Joint Patents, including by providing MacroGenics with a copy of material communications from any patent authority regarding any Joint Patent, and by providing drafts of any material filings or responses to be made in advance of submitting such filings or responses. Provention shall consider MacroGenics’ comments regarding such communications and drafts in good faith and shall not unreasonably disregard any such comments. If Provention determines in its discretion to abandon or not maintain any Joint Patent(s) in any country(ies) of the world, then Provention shall provide MacroGenics with written notice of such determination within such period of time reasonably necessary to allow MacroGenics to determine its interest in such Joint Patent(s) (which notice from Provention shall be given no later than sixty (60) days prior to any final deadline for any pending action or response that may be due with respect to such Joint Patent(s) with the applicable patent authority). If MacroGenics provides written notice expressing its interest in obtaining such Joint Patent(s), Provention shall, free of charge, assign and transfer to MacroGenics the ownership of, and interest in, such Joint Patent(s) in such country(ies), at MacroGenics’ own expense, and Provention shall cooperate with MacroGenics for assignment and transfer of such Joint Patent(s) in such country. Thereafter, all such assigned and transferred Patents will be deemed MacroGenics Platform Patents and MacroGenics shall have the sole right to prepare, file, prosecute and maintain such Patent Rights as set forth in Section 7.3(a).

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(d) Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this Section 7.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, as well as further actions as set forth below. Such assistance and cooperation shall include making a Party’s inventors and other scientific advisors reasonably available to assist the other Party’s prosecution efforts.

(i) The Parties shall respectively prepare, file, maintain and prosecute the MacroGenics Patents, the Provention Patents and the Joint Patents as set forth in this Section 7.3. As used herein, “prosecution” of such Patents shall include all communication and other interaction with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings.

(ii) All communications between the Parties relating to the preparation, filing, prosecution or maintenance of the MacroGenics Patents, the Provention Patents and the Joint Patents, including copies of any draft or final documents or any communications received from or sent to patent offices or patenting authorities with respect to such Patents, shall be considered Confidential Information of the Party Controlling the relevant Patent and subject to the confidentiality provisions of Article 8.

7.4 Patent Term Extensions in the Territory. Provention, in consultation with MacroGenics, shall decide for which, if any, of MacroGenics Product Patents, Joint Patents and Provention Patents the Parties should seek patent term extensions, supplemental protection certificates or their equivalents (each, a “Patent Extension” and collectively, “Patent Extensions”) in the Territory. MacroGenics, in the case of a MacroGenics Product Patent, and Provention, in the case of a Provention Patent or Joint Patent, shall act with reasonable promptness in light of the developmental stage of the Products to apply for any such Patent Extension. In the event that the opportunity to seek a patent extension, supplemental protection certificate or an equivalent becomes available for a Product in the Territory based on a MacroGenics Platform Patent (“Platform Patent Extension”), MacroGenics shall have the sole right to seek such Platform Patent Extension if there are no other Patent Rights for which a Patent Extension could reasonably be sought. In the event that Provention does not intend to seek Patent Extensions for any MacroGenics Product Patent or Joint Patent, it shall so inform MacroGenics in writing in sufficient time to permit MacroGenics to seek a Patent Extension on any such MacroGenics Product Patent or Joint Patent. The Party that does not apply for a Patent Extension hereunder will cooperate fully with the other Party in making such filings or actions, including making available all required regulatory data and Information and executing any required authorizations, to enable the other Party to apply for such Patent Term Extension. All expenses incurred in connection with activities of each Party with respect to the Patent Right(s) for which such Party seeks Patent Extension pursuant to this Section 7.4 shall be entirely borne by such Party.

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7.5 Infringement of Patents by Third Parties.

(a) Notification. Each Party shall promptly notify the other Party in writing of any existing, alleged or threatened infringement of any MacroGenics Patent, Joint Patent or Provention Patent of which it becomes aware, and shall provide all Information in such Party’s possession or control demonstrating such infringement.

(b) Infringement of MacroGenics Product Patents or Joint Patents.

(i) Provention, subject to Section 7.5(b)(ii) through Section 7.5(b)(vii) and the rights of any Third Party licensor of MacroGenics Product Patents, shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Third Party engaged in any existing, alleged or threatened infringement of any MacroGenics Product Patent or Joint Patent that has claims that solely and specifically Cover the Exploitation of the Compound or Products.

(ii) Provention shall notify MacroGenics of its election to take any action in accordance with Section 7.5(b)(i) within the earlier of: (A) ninety (90) days after the first notice under Section 7.5(a); or (B) fifteen (15) days before any time limit set forth in Applicable Law or regulation, including the time limits set forth under the Hatch-Waxman Act. Notwithstanding the foregoing sentence, Provention shall not initiate any such suit or take such other action with respect to any MacroGenics Product Patent or Joint Patent without first consulting with MacroGenics and giving good faith consideration to any reasonable objection from MacroGenics regarding Provention’s proposed course of action and shall enforce the MacroGenics Product Patent Rights consistent with MacroGenics’ obligations and rights under any Third Party Licenses. MacroGenics shall cooperate in the prosecution of any suit under this Section 7.5 as may be reasonably requested by Provention. In the event that Provention elects not to initiate a lawsuit or take other reasonable action with respect to an infringement described in Section 7.5(b)(i), MacroGenics shall have the right, but not the obligation, to initiate such suit or take such other action, after providing thirty (30) days (or five (5) days in the event there is a time limit) notice to Provention and giving good faith consideration to Provention’s reason(s) for not initiating a suit or taking other action.

(iii) If one Party elects to bring suit or take action under this Section 7.5(b) against an infringement, then the other Party shall have the right, prior to commencement of the suit or action, to join any such suit or action.

(iv) Each Party shall provide to the Party enforcing any such rights under this Section 7.5(b) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other Party’s comments on any such efforts, and shall consult the other Party in any important aspects of such enforcement, including determination of material litigation strategy and filing of important papers to the competent court.

(v) Each Party shall bear all of its own internal costs incurred in connection with its activities under this Section 7.5(b).

(vi) The Party not bringing an action with respect to infringement in the Territory under this Section 7.5(b) shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action.

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(vii) Neither Party shall settle any claim, suit or action that it brought under this Section 7.5 involving MacroGenics Product Patents or Joint Patents without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

(c) Infringement of Provention Patents. For any and all infringement of any Provention Patent, Provention shall have the sole and exclusive right, but not the obligation, to bring, at Provention’s expense and in its sole control, an appropriate suit or other action against any person or entity engaged in such infringement of the Provention Patent.

(d) Infringement of Other MacroGenics Patents. For any and all infringement of any MacroGenics Patent other than a MacroGenics Product Patent (a “Platform Patent”), MacroGenics shall have the sole and exclusive right, but not the obligation, to bring, at MacroGenics’ expense and in its sole control, an appropriate suit or other action against any person or entity engaged in such infringement of such MacroGenics Patent; provided that if a Platform Patent is reasonably likely to have the effect of blocking Biosimilar Competition, MacroGenics shall have the obligation, at Provention’s reasonable request, to bring a claim or suit against any person or entity engaged or alleged to be engaged in infringement of the subject Platform Patent.

(e) Allocation of Proceeds. If either Party recovers monetary damages from any Third Party in a suit or action brought under Section 7.5(b) or Section 7.7(a) or any royalties, milestones or other payments from a license agreement with a Third Party related to any alleged infringement related to a Product, whether such damages or royalties result from the infringement of MacroGenics Product Patents or Joint Patents, such recovery (“Infringement Recovery”) shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation, action or license negotiations, and any remaining amounts shall be allocated as follows:

(i) with respect to suits or actions brought by Provention, if the recovery award is based on reasonable royalty payments, such remaining amount shall be deemed Qualified Consideration if the award is based on lost profits, MacroGenics shall receive an amount equal to the royalty that would be payable, pursuant to Section 6.3 on the corresponding amount (as determined by the court) of Net Sales represented by such loss profits of the relevant Product(s); and

(ii) with respect to all suits or actions brought by MacroGenics, the recovery shall be retained by MacroGenics.

7.6 Infringement of Third Party Rights in the Territory.

(a) Notice. If any Product used or sold by either Party, its Affiliates, or sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of a Patent Right granted by a jurisdiction within the Territory, the Party first having notice of the claim or assertion shall promptly notify the other Party.

(b) Defense. Provention shall have the first right, but not the obligation, to defend against any such Third Party claim or assertion of infringement of a Patent Right as described in Section 7.6(a) above, at Provention’s expense. If Provention does not commence actions to defend such claim within thirty (30) days after it receives notice thereof (or within thirty (30) days after it should have given notice thereof to MacroGenics as required by Section 7.6(a)), then to the extent allowed by Applicable Law, MacroGenics shall have the right, but not the obligation, to control the defense of such claim by counsel of its choice, at MacroGenics’ expense. The non-defending Party shall reasonably cooperate with the Party conducting the defense of the claim or assertion, including if required to conduct such defense, furnishing a power of attorney.

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(c) Settlement; Licenses. Neither Party shall enter into any settlement of any claim described in this Section 7.6 that affects the other Party’s rights or interests without such other Party’s written consent, such consent not to be unreasonably withheld, delayed or conditioned. Each Party shall have the right to decline to defend or to tender defense of any claim described in this Section 7.6 upon reasonable notice to the other Party, including if the other Party fails to agree to a settlement that the declining Party proposes. In the event that it is determined by any court of competent jurisdiction that any Exploitation of a Product, conducted in accordance with the terms and conditions of this Agreement, infringes, or Provention determines reasonably and in good faith that such activities are likely to infringe, any Patent Right, copyright, trademark, data exclusivity right or trade secret right arising under Applicable Law of any Third Party, Provention shall use Commercially Reasonable Efforts to, at its expense: (i) procure a license from such Third Party authorizing Provention to continue to conduct such activity (in which case the royalties payable thereunder may be deducted from royalties otherwise due to MacroGenics hereunder to the extent permitted by Sections 6.4(b) and 6.5 hereof); or (ii) modify such activity so as to render it non-infringing. In the event that Provention decides that neither of the foregoing alternatives is reasonably available or commercially feasible, Provention may, at its discretion, terminate this Agreement in accordance with Section 10.2.

7.7 Patent Oppositions and Other Proceedings.

(a) Third-Party Patent Rights. If either Party desires to bring an opposition, action for declaratory judgment, nullity action, interference, declaration for non-infringement, reexamination or other attack upon the validity, title or enforceability of a Patent Right owned or controlled by a Third Party and having one or more claims that Cover the Compound or Product, or the use, sale, offer for sale or importation of the Compound or Product (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, a Third Party’s claim or assertion of infringement under Section 7.6, in which case the provisions of Section 7.6 shall govern), such Party shall so notify the other Party and the Parties shall promptly confer to determine whether to bring such action or the manner in which to settle such action. Provention shall have the exclusive right, but not the obligation, to bring, at its own expense and in its sole control, such action in the Territory. If Provention does not bring such an action in the Territory, within ninety (90) days of notification thereof pursuant to this Section 7.7(a) (or earlier, if required by the nature of the proceeding), MacroGenics shall have the right, but not the obligation, to bring, at MacroGenics’ own expense, such action. The Party not bringing an action under this Section 7.7(a) shall be entitled to separate representation in such proceeding by counsel of its own choice and at its own expense, and shall cooperate fully with the Party bringing such action. Any awards or amounts received in bringing any such action shall be first allocated to reimburse the initiating Party’s expenses in such action, and any remaining amounts shall be allocated between the Parties as provided in Section 7.5(e).

(b) Parties’ Patent Rights. If any MacroGenics Product Patent or Joint Patent becomes the subject of any proceeding commenced by a Third Party within the Territory in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof (a “Third Party Patent Challenge”) (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, an action for infringement against a Third Party under Section 7.6, in which case the provisions of Section 7.6 shall govern), then the Party responsible for filing, preparing, prosecuting and maintaining such Patent as set forth in Section 7.3 hereof, shall control such defense at its own expense. The controlling Party shall permit the non-controlling Party to participate in the proceeding to the extent permissible under Applicable Law, and to be represented by its own counsel in such proceeding, at the non-controlling Party’s expense. If either Party decides that it does not wish to defend against such action, then the other Party shall have a backup right to assume defense of such Third Party action at its own expense. Any awards or amounts received in defending any such Third Party action shall be allocated between the Parties as provided in Section 7.5(e). MacroGenics shall have the sole discretion whether to defend and shall solely control any defense of a Platform Patent which is the subject of a Third Party Patent Challenge; provided that MacroGenics shall keep Provention reasonably informed regarding such enforcement and shall consider Provention’s comments regarding such enforcement in good faith.

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ARTICLE 8
CONFIDENTIALITY; PUBLICATION

8.1 Non-Use and Non-Disclosure. During the Agreement Term and for seven (7) years thereafter, a Receiving Party shall (and shall require its Affiliates to): (a) maintain in confidence all Confidential Information of the Disclosing Party using not less than the efforts such Receiving Party uses to maintain in confidence its own confidential or proprietary Information of similar kind and value, (b) take all reasonable precautions not to disclose such Confidential Information of the Disclosing Party to Third Parties, without the Disclosing Party’s prior written consent, except for disclosures expressly permitted below and (c) not use such Confidential Information of the Disclosing Party for any other purpose other than for fulfilling its obligations or exercising its rights under this Agreement. Notwithstanding anything to the contrary in the foregoing, the obligations of confidentiality and non-use with respect to any trade secret within such Confidential Information shall survive such seven (7) year period for so long as such Confidential Information remains protected as a trade secret under Applicable Law.

8.2 Permitted Disclosure. Notwithstanding the obligation of non-use and non-disclosure set forth in Section 8.1, the Receiving Party may disclose Confidential Information of the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:

(a) filing, prosecuting, maintaining, enforcing or defending Patents as permitted by this Agreement;

(b) as reasonably required in generating Regulatory Documentation and obtaining Regulatory Approvals;

(c) prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation;

(d) complying with Applicable Law or court or administrative orders;

(e) complying with any obligation under this Agreement;

(f) in communications with existing or bona fide prospective acquirers, merger partners, financing sources, investment bankers, lenders or investors, and consultants and advisors of the Receiving Party in connection with transactions or bona fide prospective transactions with the foregoing, in each case on a “need-to-know” basis and under appropriate confidentiality provisions substantially equivalent to those of this Agreement; provided however, that the Receiving Party shall remain responsible for any violation of such confidentiality provisions by any Third Party receiving such Confidential Information; or

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(g) to its Affiliates, sublicensees or prospective sublicensees, subcontractors or prospective subcontractors, consultants, agents advisors and other Third Parties on a “need-to-know” basis in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, each of whom prior to disclosure must be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than those set forth in this Article 8; provided however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any person or entity who receives Confidential Information pursuant to this Section 8.2(g) to treat such Confidential Information as required under this Article 8.

If and whenever any Confidential Information is disclosed in accordance with this Section 8.2, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to (i) Sections 8.2(b), 8.2(c) or 8.2(d), it will, except where impracticable or not legally permitted, give reasonable advance notice to the other Party of such disclosure and (ii) Sections 8.2(a) through 8.2(e), it will use not less than the same efforts to secure confidential treatment of such information as it would to protect its own confidential information from disclosure.

8.3 Publicity.

(a) Attached as Exhibit G is a copy of the press release to be issued by Provention in connection with this Agreement. Except as set forth in the previous sentence or as required to comply with Applicable Law or as set forth in Section 8.3(b), each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

(b) The Parties acknowledge the importance of supporting each other’s efforts to publicly disclose results and significant developments regarding the Compound and Products and other activities in connection with this Agreement that may include information that is not otherwise permitted to be disclosed under this Article 8, and that may be beyond what is required by Applicable Law, but in each case consistent with the need to keep investors informed regarding such Party’s business in accordance with customary investor relations, and each Party may request the right to make such disclosures from time to time. Such disclosures may include achievement of milestones, significant events in the Development and regulatory process, Commercialization activities and the like. Except for the initial press release(s) described in Section 8.3(a), whenever a Party (the “Requesting Party”) elects to make any such public disclosure, it shall first notify the other Party (the “Cooperating Party”) of such planned press release or public announcement and provide a draft for review at least three (3) Business Days in advance of issuing such press release or making such public announcement (or, with respect to press releases and public announcements that are required by Applicable Law, or by regulation or rule of any public stock exchange (including NASDAQ), with as much advance notice as reasonably practicable under the circumstances if it is not possible to provide notice at least three (3) Business Days in advance). The Requesting Party and Cooperating Party will discuss such proposed public disclosure in good faith. Unless otherwise permitted pursuant to Section 8.4 or required by Applicable Law, or by regulation or rule of any public stock exchange (including NASDAQ), the Requesting Party will not issue such press release or make such public announcement without the prior written consent of the Cooperating Party, not to be unreasonably withheld, conditioned or delayed, provided that a Party may issue such press release or make such public announcement if: (i) the contents of such press release or public announcement have previously been made public other than through a breach of this Agreement by the Requesting Party, (ii) such press release or public announcement does not materially differ from the previously issued press release or other publicly available information, and (iii) the Requesting Party notifies the Cooperating Party reasonably in advance of issuance. The principles to be observed in such disclosures shall include accuracy, compliance with Applicable Law and regulatory guidance documents, reasonable sensitivity to potential negative reactions of the FDA (and its foreign counterparts), the need to protect competitively sensitive information regarding the Compound and Products and the need to keep investors informed regarding the Requesting Party’s business.

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8.4 Securities Filings. Notwithstanding anything to the contrary in this Article 8, in the event either Party seeks to file with the U.S. Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document that describes or refers to the terms and conditions of this Agreement or any related agreements between the Parties, or requires the filing of this Agreement as an exhibit to such registration, statement or disclosure document, such Party shall, to the extent practicable, notify the other Party of such intention and shall provide the other Party with a copy of relevant portions of the proposed filing within a reasonable time prior to the filing thereof such that the other Party shall have the opportunity to comment on such filing (which comments the filing Party shall reasonably consider in good faith); provided that, no notice or comment period shall be required under this Section 8.4 if the description of or reference to this Agreement or any related agreement between the Parties contained in the proposed filing has been included in any previous filing made by either Party in accordance with this Section 8.4 or otherwise approved by the other Party. Each Party acknowledges that the other Party may be required by securities regulators, including the U.S. Securities and Exchange Commission, or advised by such other Party’s outside counsel that the financial terms, including the milestone amounts and/or royalty rates must be included in such filings.

8.5 Relationship to Confidentiality Agreement. This Agreement supersedes the Mutual Confidentiality Agreement between MacroGenics and Provention, effective as of August 8, 2017 (the “Prior CDA”); provided however, that all “Confidential Information” disclosed or received by the Parties and their Affiliates thereunder shall be deemed Confidential Information hereunder and shall be subject to the terms and conditions of this Agreement.

8.6 Equitable Relief. Given the nature of the Confidential Information and the competitive damage that could result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 8. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 8.

8.7 Publications. Provention shall have the sole right to publish results of all Clinical Studies conducted with respect to the Compound or a Product; provided however, MacroGenics as the non-publishing Party (the “Reviewing Party”) shall have the right to review all proposed publications of Provention (the “Publishing Party”) prior to submission of each publication, for the purposes reviewing and commenting on the subject matter of such publication and of identifying any relevant intellectual property or Confidential Information of the Reviewing Party. Publishing Party shall provide Reviewing Party with a copy of the applicable proposed abstract, manuscript, or presentation no less than thirty (30) days (fifteen (15) days in the case of abstracts) prior to its intended submission for publication. Reviewing Party shall respond in writing promptly and in no event later than thirty (30) days (fifteen (15) days in the case of abstracts) after receipt of the proposed material with any comments or concerns regarding the scientific integrity or other aspects of the subject matter of the proposed publication and any concerns regarding patentability or protection of Reviewing Party’s Confidential Information. The Publishing Party will consider any comments and concerns expressed by the Reviewing Party regarding the subject matter of a proposed publication in good faith. In the event of concern over patent protection, Publishing Party agrees not to submit such publication or to make such presentation that contains such information until Reviewing Party is given a reasonable period of time, and in no event less than thirty (30) days, to seek patent protection for any material in such publication or presentation which it believes is patentable, unless Publishing Party reasonably determines that publication of such information is required by Applicable Law. Subject to Section 8.2, any Confidential Information of Reviewing Party shall, if requested by Reviewing Party, be removed by Publishing Party from such publication or presentation.

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8.8 Attorney-Client Privilege. Neither Party is waiving, nor shall be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges or the like as a result of disclosing information pursuant to this Agreement, or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties: (a) share a common legal and commercial interest in such disclosure that is subject to such privileges and protections; (b) are or may become joint defendants in proceedings to which the information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the Disclosing Party’s Confidential Information covered by such protections and privileges relates; and (d) intend that after the Effective Date both the Receiving Party and the Disclosing Party shall have the right to assert such protections and privileges.

ARTICLE 9
REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Mutual Representations, Warranties and Covenants. Each of the Parties hereby represents and warrants to the other Party as of the Effective Date and, as applicable, hereinafter covenants that:

(a) It is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power, authority, and legal right, and is free, to enter into this Agreement;

(b) The execution, delivery, and performance of this Agreement by such Party have been duly authorized by all necessary corporate action and do not conflict with any agreement, obligation, instrument, or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law or any order, writ, judgment, injunction, decree, determination, or award of any Governmental Authority presently in effect applicable to such Party;

(c) It is not aware of any government authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority under any Applicable Law, currently in effect, necessary for, or in connection with, the transactions contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement or such other agreements (save for Regulatory Approvals and similar authorizations from Governmental Authorities necessary for the Exploitation of the Compound and Products as contemplated hereunder), except as may be required to obtain clearance of this Agreement under the HSR Act;

(d) It is not under any obligation, contractual or otherwise, to any party that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder;

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(e) This Agreement constitutes a legal, valid, and binding obligation of such representing Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity;

(f) There are no claims or investigations, pending or, to the knowledge of the representing Party, threatened against the representing Party or any of its Affiliates, at law or in equity, or before or by any Governmental Authority relating to the matters contemplated under this Agreement or that would materially adversely affect such representing Party’s ability to perform its obligations hereunder;

(g) Neither such representing Party, nor any of its Affiliates, or its or their employees, officers, subcontractors or consultants who have rendered or shall render services relating to the Compound or Product (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred under 21 U.S.C. Section 335a or (ii) has ever been under indictment for a crime for which a person or entity could be debarred under said Section 335a; and

(h) The representing Party shall inform the other Party in writing promptly if during the Agreement Term it or any of its Affiliates, or its or their employees, officers, subcontractors or consultants who is rendering services related to the Compound or Product under this Agreement is debarred or is the subject of a conviction described in Section 306 of the FFDCA, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the representing Party’s knowledge, is threatened, relating to the debarment or conviction of the representing Party, any of its Affiliates or its or their employees, officers, subcontractors or consultants performing services hereunder.

9.2 Additional Representations and Warranties of MacroGenics. MacroGenics represents and warrants as of the Effective Date that:

(a) MacroGenics is the exclusive owner of all right, title and interest in, or is a licensee of, the MacroGenics Technology.

(b) MacroGenics is entitled to grant the rights and licenses granted to Provention under this Agreement, and is not currently bound by any agreement with any Third Party, or by any outstanding order, judgment, or decree of any court or administrative agency, that restricts it from granting to Provention the rights and licenses as set forth in this Agreement.

(c) MacroGenics has complied in all respects with and is not in breach, violation or noncompliance of any Applicable Laws with respect to its ownership, use, or Manufacture of the Product.

(d) MacroGenics has made timely payment of any filing, registration, examination, maintenance and renewal fees due with respect to the MacroGenics Patents, except where the failure to do so does not have a material adverse effect with respect to the applicable MacroGenics Patents.

(e) To the knowledge of MacroGenics, the Exploitation of the Compound or the Products in the manner contemplated by this Agreement in the Field in the Territory as of the Effective Date does not infringe any Valid Claim of a Third Party. To the knowledge of MacroGenics, no Third Party is infringing any MacroGenics Patents in the Territory. MacroGenics has not received any written notice from any Third Party asserting that any of the MacroGenics Patents in the Territory are invalid, unenforceable, or not infringed. MacroGenics has not provided any Third Party written notice that such Third Party infringes or has infringed the MacroGenics Patents or misappropriated or used, without authorization, the MacroGenics Know-How. MacroGenics has not received any notice of infringement of any Patent Rights owned by any Third Party that would prevent Provention from Exploiting the Compound or the Products in the Field in the Territory.

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(f) Each of the Third Party Licenses identified on Exhibit D remains in full force and effect and (i) MacroGenics and, (ii) to MacroGenics’ knowledge, each counterparty to such Third Party Licenses, are each in compliance in all material respects with the terms of the applicable Third Party Licenses (including any applicable diligence requirements), and all necessary consents, approvals, and authorizations under such Third Party Licenses required to be obtained by MacroGenics in order to enter into this Agreement have been obtained. MacroGenics shall comply in all material respects with its obligations under each Third Party License identified on Exhibit D, shall not terminate or waive any breach of any such Third Party License in a manner that would undermine Provention’s ability to perform its obligations or exercise its rights under this Agreement and, except as would not reasonably be expected to result in the termination, or material limitation, restriction or adverse change, in the rights granted to Provention by the terms of this Agreement, MacroGenics shall at all times enforce all of its rights under such Third Party Licenses.

(g) Schedule 9.2(g) lists all licenses, sublicenses and other agreements to which MacroGenics or any of its Affiliates is a party and pursuant to which any Third Party grants to MacroGenics or any of its Affiliates (i) any license or other right to Exploit the Compound or the Products, (ii) any covenant not to assert/sue or other immunity from suit under any intellectual property rights Covering the Compound or the Product, (iii) any ownership right or title, whether actual or contingent, to any intellectual property rights Covering the Compound or Product, or (iv) an option or right of first refusal relating to any intellectual property rights Covering the Exploitation of the Compound or Products, in each case, excluding any grant to MacroGenics or any of its Affiliates with respect to intellectual property rights Covering the DART Platform and not specifically Covering the Compound or Product (collectively, “Inbound Licenses”). Schedule 9.2(g) also identifies all Inbound Licenses requiring MacroGenics or any of its Affiliates to license, assign or otherwise grant rights to any Third Party for any additions, modifications or improvements made by or for MacroGenics or its Affiliates to any MacroGenics Product Patents Covering the Compound or Product. MacroGenics has delivered or otherwise made available to Provention copies of all Inbound Licenses, and MacroGenics or its Affiliate, as applicable, is in compliance with (and, to the knowledge of MacroGenics, each other party to such Inbound Licenses are in compliance with) all material terms and conditions of all Inbound Licenses. Except as set forth on Schedule 9.2(g), neither MacroGenics nor any of its Affiliates is a party to (A) any license, sublicense or other agreement to which and pursuant to which any Third Party is granted any license or other right to make, have made, use, sell, have sold, offer for sale, import or otherwise distribute or Exploit the Compound or the Products, (B) any covenant not to assert/sue or other immunity from suit under or any other rights to, any MacroGenics Product Patents, (C) any ownership right or title, whether actual or contingent, to any MacroGenics Product Patents, or (D) an option or right of first refusal relating to any MacroGenics Product Patents.

(h) MacroGenics has taken reasonable and customary measures and precautions necessary to protect and maintain the confidentiality of the MacroGenics Know-How. During the last three (3) years, neither MacroGenics nor its Affiliate has received any written communication alleging any violation of Applicable Laws pertaining to the privacy and security of protected health information within any clinical data or regulatory materials related to the Compound or the Products.

(i) MacroGenics has materially complied with all Applicable Laws in its Exploitation of the Compound and Product.

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(j) The Transferred Materials have been manufactured in compliance with all Applicable Laws including cGMP and have met all applicable specifications, except as would not materially adversely affect Provention’s ability to Exploit the Product. Neither MacroGenics nor any Third Party has received any written notices or correspondence from the FDA or any other Government Authority regarding the Transferred Materials.

(k) MacroGenics is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933 (the “Securities Act”), as amended. MacroGenics has substantial experience in evaluating and investing in securities in companies similar to Provention so that MacroGenics is capable of evaluating the merits and risks of MacroGenics’s investment in Provention (pursuant to the Warrant) and has the capacity to protect MacroGenics’s own interests. MacroGenics is acquiring the Warrant (and the shares issuable upon exercise of this Warrant) for investment for MacroGenics’ own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. MacroGenics understands that the Warrant (and the shares issuable upon exercise of the Warrant) have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of MacroGenics’ representations as expressed herein and in the Warrant.

9.3 Provention Stock Representation and Warranty. Provention represents and warrants to MacroGenics that: The authorized capital stock of Provention consists of (i) 50,000,000 shares of common stock, par value $0.0001 per share (“Provention Common Stock”), 10,000,000 of which are issued and outstanding and (ii) 25,000,000 shares of preferred stock, $0.0001 par value, of which 13,000,000 shares have been designated as Series A Preferred Stock (“Provention Series A Preferred Stock”), of which 11,381,999 shares of Provention Series A Preferred Stock are issued and outstanding. Provention has reserved 3,869,424 shares of Provention Common Stock for issuance to officers, directors, employees and consultants of Provention pursuant to its 2017 Equity Incentive Plan duly adopted by the board of directors of Provention and approved by the stockholders of Provention, of which 2,656,435 have been issued to employees and consultants of Provention. Provention has reserved 558,740 shares of Provention Series A Preferred Stock for issuance pursuant to that certain Warrant, dated as of April 25, 2017, in favor of MDB Capital Group, LLC. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) (“Voting Debt”) of Provention issued and outstanding. Except as set forth above, there are no options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments of any kind relating to the issued or unissued capital stock of Provention, obligating Provention to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or Voting Debt of, or other equity interest in, Provention or securities convertible into or exchangeable for such shares or equity interests, or obligating Provention to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment.

9.4 Certain Compliance Matters.

(a) Each Party will materially comply with all Applicable Laws with respect to its obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, neither Party shall be required to undertake any activity or obligation under this Agreement which such Party has reason to believe may violate any Applicable Laws; provided however, that a Party which so believes shall promptly inform the other Party of such belief.

(b) Neither Party nor its Affiliates will make any payment, either directly or indirectly, of money or other assets, including the compensation such Party derives from this Agreement (collectively, a “Payment”), to government or political party officials, officials of International Public Organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (collectively, “Officials”) or other individuals where such Payment would constitute violation of any Applicable Law, including the FCPA and the UKBA. In addition, regardless of legality, neither Party nor its Affiliates will make any Payment either directly or indirectly to Officials or other individuals if such Payment is for the purpose of improperly influencing decisions or actions to secure a business advantage, including with respect to the subject matter of this Agreement. Each Party shall have necessary procedures in place to prevent bribery and corrupt conduct by itself and each of its Affiliates and subcontractors. All activities will be conducted in compliance with the FCA and the AKA.

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9.5 No Other Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 9, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT OR AS TO THE VALIDITY OF ANY PATENT RIGHTS.

ARTICLE 10
TERM AND TERMINATION

10.1 Term. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to this Article 10, shall continue in full force and effect until the date of expiration of all payment obligations under this Agreement (the “Agreement Term”).

10.2 Unilateral Termination by Provention. Provention shall have the right to terminate this Agreement at any time after the Effective Date, for any or no reason, as follows: (a) if such termination is effective prior to the First Commercial Sale of a Product anywhere in the Territory, upon providing ninety (90) days’ prior written notice to MacroGenics; and (b) if such termination is effective after the First Commercial Sale of a Product anywhere in the Territory, upon providing one hundred eighty (180) days’ prior written notice to MacroGenics (each, a “Voluntary Termination”). Notwithstanding the foregoing, in the event that Provention provides notice of termination pursuant to subsections (a) or (b), MacroGenics may, in its sole discretion, reduce the ninety (90) day or one hundred eighty (180) day notice period, respectively, by written notice to Provention.

10.3 Termination for Material Breach. Either Party (the “Terminating Party”) may terminate this Agreement in its entirety, or on a country-by-country and Product-by-Product basis, in the event the other Party (the “Breaching Party”) has materially breached this Agreement, and such material breach has not been cured within sixty (60) days after receipt of written notice of such breach by the Breaching Party from the Terminating Party (the “Cure Period”). The written notice describing the alleged material breach shall provide sufficient detail to put the Breaching Party on notice of such material breach. Any termination of this Agreement pursuant to this Section 10.3 shall become effective at the end of the Cure Period, unless the Breaching Party has cured any such material breach prior to the expiration of such Cure Period; provided that in the event a claim of material breach is being contested diligently and in good faith by appropriate proceedings hereunder, any termination pursuant to this Section shall not become effective unless and until such material breach has been established in such proceedings and, in the event that, following such establishment, a cure may then be accomplished by the payment of money or the taking of certain actions, such payment or actions are not paid or taken within sixty (60) days of the conclusion of such proceedings. The right of either Party to terminate this Agreement as provided in this Section 10.3 shall not be affected in any way by such Party’s waiver of or failure to take action with respect to any previous breach under this Agreement.

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10.4 MacroGenics may terminate this Agreement with respect to the Compound or a Product (or this Agreement in its entirety if such Compound or Product is the only Compound or Product for which this Agreement is applicable), if Provention directly or indirectly disputes, or assists any Third Party to dispute, the validity of any granted Patent within the MacroGenics Patents in a litigation or other court proceeding with respect to such Compound or Product; provided however, MacroGenics acknowledges and agrees that nothing in this Section 10.4 prevents Provention from taking any of the actions referred to in this Section 10.4.

10.5 Termination for Bankruptcy.

(a) Either Party may terminate this Agreement in its entirety upon providing written notice to the other Party on or after the time that such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors, or becomes a party to any proceeding or action of the type described above (each, an “Insolvency Event”), and such proceeding or action remains un-dismissed or un-stayed for a period of more than ninety (90) days.

(b) All rights and licenses granted under or pursuant to this Agreement, including, for the avoidance of doubt, the licenses granted pursuant to Sections 2.1 and 2.2, are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the U.S. Code and other similar laws in any jurisdiction outside the U.S. (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as defined under the Bankruptcy Laws. If a case is commenced during the Agreement Term by or against a Party under Bankruptcy Laws then, unless and until this Agreement is rejected as provided pursuant to such Bankruptcy Laws, such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee) shall perform all of the obligations in this Agreement intended to be performed by such Party. If a case is commenced during the Agreement Term by or against a Party under the Bankruptcy Laws, this Agreement is rejected as provided for under the Bankruptcy Laws, and the non-bankrupt Party elects to retain its rights hereunder as provided for under the Bankruptcy Laws, then the Party subject to such case under the Bankruptcy Laws (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to the non-bankrupt Party copies of all Patent Rights and Information necessary for the non-bankrupt Party to prosecute, maintain and enjoy its rights under the terms of this Agreement. All rights, powers and remedies of the non-bankrupt Party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Laws) in the event of the commencement of a case by or against a Party under the Bankruptcy Laws. In particular, it is the intention and understanding of the Parties to this Agreement that the rights granted to the Parties under this Section 10.5 are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy.

10.6 Effects of Termination. All of the following effects of termination are in addition to the other rights and remedies that may be available to either of the Parties under this Agreement and shall not be construed to limit any such rights or remedies. In the event this Agreement is terminated (which, for clarity, will not include an expiration), then:

(a) Without limiting the effect that such termination shall have on any provisions of this Agreement, other than those provisions that this Agreement expressly provides shall survive such termination, all rights and licenses granted herein to Provention shall terminate, and Provention shall cease any and all Development, Manufacturing, and Commercialization activities with respect to the Products as soon as is reasonably practicable under Applicable Law; provided that with respect to any Clinical Study being conducted by Provention or its Affiliates as of the date the Agreement termination notice is delivered, Provention shall, as directed by MacroGenics and at Provention’s cost and expense, either (i) wind-down such Clinical Study and, as required for patient safety or applicable Law, complete such Clinical Study only with respect to those study subjects enrolled at the date of termination and otherwise cease enrollment and all other activities with respect to such Clinical Study and for the purpose of such wind-down activities, and at MacroGenics’ option, the termination notice period may be extended by an additional ninety (90) days; or (ii) cooperate with MacroGenics to facilitate the orderly transfer of the conduct of such Clinical Trial to MacroGenics as soon as reasonably practicable after the effective date of termination;

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(b) All payment obligations hereunder shall terminate, other than those that are accrued and unpaid as of the effective date of such termination or otherwise expressly set forth in this Section 10.6(a);

(c) MacroGenics shall thereafter have all rights and materials previously licensed to Provention hereunder to Develop, Manufacture and Commercialize the Products at MacroGenics’ discretion;

(d) Unless this Agreement is terminated by Provention pursuant to Section 10.3 or 10.5, Provention hereby grants to MacroGenics, effective as of the effective date of such termination, a limited, non-exclusive, transferable, fully paid-up, royalty-free, sublicensable license in the Field in the Territory, under the Provention Technology created or acquired during the Agreement Term and Provention’s interest in Joint Inventions and Joint Patents, solely to Exploit the Compound and Products;

(e) Unless this Agreement is terminated by Provention pursuant to Section 10.3 or 10.5, at MacroGenics’ written request, Provention shall grant to MacroGenics, effective as of the date of such request, a limited, exclusive, transferable royalty bearing license to use any trademarks owned or Controlled by Provention which are directly related to the Commercialization of Products in the Territory (excluding any Provention house marks);

(f) Unless this Agreement is terminated by Provention pursuant to Section 10.3 or 10.5, at MacroGenics’ written request, Provention shall transfer to MacroGenics, or at MacroGenics direction, destroy (and certify such destruction in writing) (i) all materials, documents and know-how licensed and/or provided to Provention by MacroGenics pursuant to this Agreement and (ii) any inventory of any Product on hand at the time of such termination or in the process of Manufacturing. Provention shall reimburse MacroGenics for any costs MacroGenics incurs in connection with any such transfer;

(g) Unless this Agreement is terminated by Provention pursuant to Section 10.3 or 10.5, at MacroGenics’ written request, Provention shall transfer to MacroGenics any and all Regulatory Documentation directly related to any Products and, upon MacroGenics’ request, shall make available to MacroGenics any other relevant Information reasonably related to such Regulatory Documentation and provide a right of reference to applicable Regulatory Documentation to the extent necessary for MacroGenics or its licensees to Develop and Commercialize Products; and

(h) The step-in rights granted to MacroGenics with respect to Joint Patents under Sections 7.3(d), 7.5(b) and 7.7(b) shall remain in effect, and MacroGenics shall have to the right to enforce the Provention Patents, solely to the extent a license is granted under this Section 10.6, against Third Party infringers.

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10.7 Remedies. Except as otherwise explicitly set forth in this Agreement, termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor prejudice either Party’s right to obtain performance of any obligation. Each Party shall be free, pursuant to Article 11, to seek, without restriction as to the number of times it may seek, damages, costs and remedies that may be available to it under Applicable Law or in equity and shall be entitled to offset the amount of any damages and costs obtained against the other Party in a final determination under Section 11.3, against any amounts otherwise due to such other Party under this Agreement.

10.8 Survival. In the event of termination or expiration of this Agreement, in addition to the provisions of this Agreement that continue in effect in accordance with their terms, the following provisions of this Agreement shall survive: 6.1, 6.7 – 6.10 (solely with respect to payment obligations that have accrued at the time of termination), 6.11, 7.1, 7.2, 8, 9.5, 10.6, 10.7, 10.8, 11, 12 and 13 and any other provisions of this Agreement that are necessary to interpret or effectuate the intent of the foregoing provisions. With respect to an expiration of the Agreement, all licenses granted to Provention hereunder shall continue in perpetuity.

ARTICLE 11
DISPUTE RESOLUTION

11.1 Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in this Article 11 shall be the exclusive mechanism for resolving any Dispute between the Parties that may arise from time to time that is not resolved through good faith negotiation between the Parties.

11.2 Resolution by Executive Officers. Except as otherwise provided in this Article 11, in the event of any Dispute regarding the construction or interpretation of this Agreement or the rights, duties or liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves. In the event that such Dispute is not resolved on such basis within fifteen (15) Business Days (unless otherwise agreed by the Parties), either Party may, by written notice to the other Party, refer the Dispute to the Executive Officers for attempted resolution by good faith negotiation within thirty (30) Business Days after such notice is received (unless otherwise agreed by the Parties). Each Party may, in its discretion, seek resolution of any and all Disputes that are not resolved under this Section 11.2 in accordance with Section 11.3.

11.3 Disputes.

(a) JAMS. Any unresolved Dispute which was subject to Section 11.2 shall be resolved by arbitration administered by JAMS (the “Administrator”) in accordance with its then-effective International Arbitration Rules (the “Rules”), except to the extent any such Rule conflicts with the express provisions of this Section 11.3. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings provided in the Rules. The Arbitration shall be conducted by one neutral arbitrator selected in accordance with the Rules, provided that such individual shall not be a current or former employee or director, or a current stockholder, of either Party or any of their respective Affiliates (or any licensee or sublicensee of the rights granted to such Party under this Agreement). The arbitration and all associated discovery proceedings and communications shall be conducted in English, and the arbitration shall be held in New York, NY, USA. The Arbitrator shall render the Award within 30 days after the Arbitrator declares the Hearing closed, and the Award shall include a written statement describing the essential findings and conclusions on which the Award is based, including the calculation of any damages awarded. The Arbitrator will, in rendering his or her decision, apply the substantive law of the State of New York, excluding its conflicts of laws principles with the exception of Sections 5-1401 and 5-1402 of New York General Obligations Law. The Award rendered by the Arbitrator may be appealed by a Party pursuant to the JAMS Optional Arbitration Appeal Produced. Judgment may be entered upon an award by the Arbitrator in any court of competent jurisdiction. Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrator.

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(b) Court Actions. Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patent rights or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to Section 11.3(a).

11.4 Confidentiality. Any and all activities conducted under this Article 11 shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 8 above.

ARTICLE 12
INDEMNIFICATION

12.1 Indemnification by Provention. Provention hereby agrees to defend, indemnify and hold harmless MacroGenics and its Affiliates, and each of their respective directors, officers, employees, agents and representatives (each, a “MacroGenics Indemnitee”) from and against any and all claims, suits, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively, the “Losses”), to which any MacroGenics Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (each, a “Claim”), to the extent such Losses arise directly or indirectly out of: (a) the practice by Provention Group of any license granted to it under this Agreement; (b) the Exploitation of any Compound or Product by Provention Group; (c) the breach by Provention of this Agreement; or (d) the negligence, illegal conduct or willful act or omission of Provention Group, or any officer, director, employee, agent or representative thereof; except, with respect to each of clauses (a) through (d) above, to the extent such Losses arise directly or indirectly from the negligence, illegal conduct or willful act or omission of any MacroGenics Indemnitee or the breach by MacroGenics of this Agreement.

12.2 Indemnification by MacroGenics. MacroGenics hereby agrees to defend, indemnify and hold harmless Provention and its Affiliates and each of their respective directors, officers, employees, agents and representatives (each, a “Provention Indemnitee”) from and against any and all Losses to which any Provention Indemnitee may become subject as a result of any Claim to the extent such Losses arise directly or indirectly out of: (a) any Claims of misappropriation of any intellectual property rights based on the practice by the Provention Group of the Provention License to the extent arising out of the circumstances described in Schedule 12.2; (b) the Exploitation of any Compound or Product by MacroGenics or its Affiliate or its licensee (other than Provention Group); (c) the breach by MacroGenics of this Agreement; or (d) the negligence, illegal conduct, or willful act or omission of MacroGenics or its Affiliate or its licensee (other than Provention Group), or any officer, director, employee, agent or representative thereof; except, with respect to each of clauses (a) through (d) above, to the extent such Losses arise directly or indirectly from the negligence, illegal conduct or willful act or omission of any Provention Indemnitee or the breach by Provention of this Agreement.

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12.3 Indemnification Procedures.

(a) Notice. Promptly after a MacroGenics Indemnitee or a Provention Indemnitee (each, an “Indemnitee”) receives notice of a pending or threatened Claim, such Indemnitee shall give written notice of the Claim to the Party from whom the Indemnitee is entitled to receive indemnification pursuant to Sections 12.1 or 12.2, as applicable (the “Indemnifying Party”). However, an Indemnitee’s delay in providing or failure to provide such notice shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement, except to the extent it can demonstrate actual prejudice due to the delay or lack of notice.

(b) Defense. Upon receipt of notice under this Section 12.3 from the Indemnitee, the Indemnifying Party will have the duty to either compromise or defend against, at its own expense and by counsel (reasonably satisfactory to Indemnitee), such Claim. The Indemnifying Party will promptly (and in any event not more than twenty (20) days after receipt of the Indemnitee’s original notice) notify the Indemnitee in writing that it acknowledges its obligation (which acknowledgment shall not be deemed or construed as an admission of liability, either under this Article 12 or otherwise) to indemnify the Indemnitee with respect to the Claim pursuant to this Article 12 and of its intention to compromise or defend such Claim. Once the Indemnifying Party gives such notice to the Indemnitee, the Indemnifying Party is not liable to the Indemnitee for the fees of other counsel or any other expenses subsequently incurred by the Indemnitee in connection with such defense, other than the Indemnitee’s reasonable Third Party expenses related to its investigation and cooperation. As to all Claims as to which the Indemnifying Party has assumed control under this Section 12.3(b), the Indemnitee shall have the right to employ separate counsel and to participate in the defense of such Claim (as reasonably directed by the Indemnifying Party) at its own expense.

(c) Cooperation. The Indemnitee will cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Claim. The Indemnifying Party shall keep the Indemnitee informed on a reasonable and timely basis as to the status of such Claim (to the extent the Indemnitee is not participating in the defense of such Claim) and conduct the defense of such Claim in a prudent manner.

(d) Settlement. If an Indemnifying Party assumes the defense of a Claim, no compromise or settlement of such Claim may be effected by the Indemnifying Party without the Indemnitee’s written consent (such consent not to be unreasonably withheld, delayed or conditioned), unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person or entity and no effect on any other claims that may be made against the Indemnitee; (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (iii) the Indemnitee’s rights under this Agreement are not adversely affected. If the Indemnifying Party fails to assume defense of a Claim within a reasonable time, the Indemnitee may settle such Claim on such terms as it deems appropriate with the consent of the Indemnifying Party (such consent not to be unreasonably withheld, delayed or conditioned), and the Indemnifying Party shall be obligated to indemnify the Indemnitee for such settlement as provided in this Article 12.

12.4 Insurance. Provention shall, at its own expense, procure and maintain, during the period commencing on the Effective Date through the period of Commercialization and for a period of five (5) years thereafter, insurance policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated; provided however, that in no event shall such product liability insurance, from and after the commencement of the first Clinical Study of the Compound or Product by Provention, its Affiliates or sublicensees, be written in amounts less than Five Million Dollars ($5,000,000) per claim and annual aggregate. All such insurance shall include worldwide coverage. Prior to the initiation of any Clinical Study, Provention shall secure, and maintain in full force and effect, clinical trial insurance as required by Applicable Law in those territories where such Clinical Study shall be conducted. Upon request, Provention shall provide MacroGenics with a certificate of insurance evidencing the coverage required under this Section 12.4. Such insurance shall not be construed to create a limit of Provention’s liability with respect to its indemnification obligations under this Article 12. Provention shall provide MacroGenics with prompt written notice of any cancellation, non-renewal or material change in such insurance that could materially adversely affect the rights of MacroGenics hereunder, and shall provide such notice within thirty (30) days after any such cancellation, non-renewal or material change.

41

12.5 Limitation of Liability. EXCEPT TO THE EXTENT INCLUDED IN LOSSES RESULTING FROM A THIRD PARTY CLAIM FOR WHICH ONE PARTY IS OBLIGATED TO INDEMNIFY THE OTHER PARTY (OR AN INDEMNITEE OF SUCH OTHER PARTY) PURSUANT TO THIS ARTICLE 12 OR ANY BREACH OF ARTICLE 7 (INTELLECTUAL PROPERTY RIGHTS) OR ARTICLE 8 (CONFIDENTIALITY), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (OR THE OTHER PARTY’S AFFILIATES OR SUBLICENSEES) IN CONNECTION WITH THIS AGREEMENT FOR LOST REVENUE, LOST PROFITS, LOST SAVINGS, LOSS OF USE, DAMAGE TO GOODWILL, OR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR INDIRECT DAMAGES UNDER ANY THEORY, INCLUDING CONTRACT, NEGLIGENCE, OR STRICT LIABILITY, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 13
MISCELLANEOUS

13.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given on the date delivered, if delivered personally, or on the next Business Day after being sent by reputable overnight courier (with delivery tracking provided, signature required and delivery prepaid), in each case, to the Parties at the following addresses, or on the date sent and confirmed by e-mail to the address specified below (or at such other address for a Party as shall be specified by notice given in accordance with this Section 13.1).

(a) If to Provention:

Provention Bio, Inc.
Email: apalmer@provention.com
Attention: Ashleigh Palmer

with copies to:

Lowenstein Sandler LLP
1251 Avenue of the Americas
17th Floor
New York, NY 10020
E-mail: mlerner@lowenstein.com; hweinstein@lowenstein.com
Attention: Michael Lerner; Herschel Weinstein

(b) If to MacroGenics:

MacroGenics, Inc.
9704 Medical Center Drive
Rockville, MD 20850
Attention: CEO

with copies to:

MacroGenics, Inc.
9704 Medical Center Drive
Rockville, MD 20850
Attention: General Counsel

42

13.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to conflict of law principles. The provisions of the United Nations Convention on Contracts for the International Sale of Goods the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980 shall not apply to the Transaction Agreements or any subject matter hereof or thereof.

13.3 Assignment.

(a) Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to an Affiliate or to a successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 13.3 shall be null, void and of no legal effect.

(b) Notwithstanding the foregoing, each Party agrees that in the event that a Party (the “Acquired Party”) is acquired (whether by way of merger, acquisition, sale of all or substantially all of its business or assets to which this Agreement pertains, or otherwise) (an “Acquisition”) by a Third Party (the “Acquirer”), the non-Acquired Party shall not obtain any rights or access under this Agreement to any Know-How or Patent Rights Controlled by such Acquirer which were not already within MacroGenics Technology (if the Acquired Party is MacroGenics) or Provention Technology (if the Acquired Party is Provention) immediately prior to the consummation of such Acquisition.

13.4 Designation of Affiliates. Each Party may discharge any obligation and exercise any right hereunder through delegation of its obligations or rights to any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

13.5 Relationship of the Parties. It is expressly agreed that MacroGenics, on the one hand, and Provention, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither MacroGenics nor Provention shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of that Party and not of the other Party and all costs and obligations incurred by reason of such employment shall be for the account and expense of such Party.

43

13.6 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by Force Majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of Force Majeure affecting such Party. If Force Majeure persists for more than ninety (90) days, then the Parties shall discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such Force Majeure. In the event a Party is prevented from performing its obligations under this Agreement due to Force Majeure for more than one hundred eighty (180) days according to this Section 13.6, the other Party shall have the right to terminate this Agreement written notice. A termination under this Section 13.6 by either Party shall be treated as a termination under Section 10.3 and the corresponding provisions for termination under Section 10.3 shall apply except to the extent the affected Party is prevented from performing due to the Force Majeure.

13.7 Entire Agreement. This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof; provided, that the Prior CDA shall be superseded and terminated hereby, with all Confidential Information disclosed thereunder being deemed Confidential Information under this Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. In the event of any inconsistency between the body of this Agreement and either any Exhibits to this Agreement or any subsequent agreements ancillary to this Agreement, unless otherwise express stated to the contrary in such Exhibit or ancillary agreement, the terms contained in this Agreement shall control.

13.8 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

13.9 English Language. This Agreement shall be written in and executed in, and all other communications under or in connection with this Agreement, shall be in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

13.10 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

44

13.11 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof.

13.12 Headings. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

13.13 Construction. Whenever this Agreement refers to a number of days without using a term otherwise defined herein, such number refers to calendar days. Except where the context otherwise requires, (a) wherever used, the singular shall include the plural, the plural shall include the singular; (b) the use of any gender shall be applicable to all genders; (c) the terms “including,” “include,” “includes” or “for example” shall not limit the generality of any description preceding such term and, as used herein, shall have the same meaning as “including, but not limited to,” and/or “including, without limitation”; (d) the words “herein”, “hereof” and hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof; (e) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (f) the word “will” means “shall”; (g) if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (h) “Dollar”, “USD” or “$” means U.S. dollars; (i) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein shall be interpreted in a correlative manner; and (j) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein). The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.

13.14 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

[SIGNATURE PAGE FOLLOWS]

45

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date(s) set forth below.

Provention Bio, Inc.

By:	/s/ Ashleigh Palmer
Name:	Ashleigh Palmer
Title:	Chief Executive Officer
Date:	May 7, 2018

MacroGenics, Inc.

By:	/s/ Scott Koenig
Name:	Scott Koenig
Title:	Chief Executive Officer
Date:	May 7, 2018

1

Schedule 9.2(g)

1. The license elected by MacroGenics for [****] on [****] under the Non-Exclusive License Agreement between EMD Millipore Corporation and MacroGenics, Inc. effective [****] as amended and restated [****].

2. [****]

2

Schedule 12.2(b)

[****]

3

EXHIBIT A

Compound

MGD010

Secretion Signal Sequences are double underlined in lowercase letters.

Chain1 [****]

Chain2 [****]

Chain3 [****]

4

EXHIBIT B

MACROGENICS PATENTS - MGD010

Country	Application No.	Publication No.	Patent No.
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

5

Country	Application No.	Publication No.	Patent No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

6

Country	Application No.	Publication No.	Patent No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

7

Country	Application No.	Publication No.	Patent No.
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

8

Country	Application No.	Publication No.	Patent No.
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

9

Country	Application No.	Publication No.	Patent No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

10

Country	Application No.	Publication No.	Patent No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

11

EXHIBIT C

Development Plan

[****]

12

EXHIBIT D

Third Party Licenses

[****]

13

EXHIBIT E

Transferred Documentation and Biological and Chemical Materials and Reagents

The items on this list are anticipated to be either transferred or otherwise made available by MacroGenics as soon as practicable using Commercially Reasonable Efforts during the Transition Period. Items that are not transferred during the Transition Period shall be transferred by MacroGenics during the remainder of the eighteen (18) months after the Effective Date using Commercially Reasonable Efforts to the extent available and feasible. Electronic documentation shall be transferred in formats to be mutually agreed upon by both Parties. Type of access for biological and chemical materials and reagents will be mutually agreed upon by the Parties during the Transition Period.

Documentation

■ [****]

EXHIBIT F

PRESS RELEASE

ExHIBIT G

WARRANT

Warrant Number ____

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) SUCH TRANSACTION IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR (2) THE COMPANY IS PROVIDED WITH AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSACTION IS IN COMPLIANCE WITH EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. NO TRANSFER OF ANY INTEREST IN THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE EFFECTED WITHOUT FIRST SURRENDERING THIS WARRANT OR SUCH SECURITIES, AS THE CASE MAY BE, TO THE COMPANY OR ITS TRANSFER AGENT, IF ANY.

Warrant to Purchase

Shares of

Common Stock

As Herein Described

May __, 2018

WARRANT TO PURCHASE COMMON STOCK OF

PROVENTION BIO, INC.

This is to certify that, for value received, MacroGenics, Inc., or a proper assignee (the “Holder”), is entitled to purchase up to 270,299 shares (“Warrant Shares”) of common stock, $0.0001 par value per share (the “Common Stock”), of Provention Bio, Inc., a Delaware corporation (the “Company”), subject to the provisions of this Warrant. This Warrant shall be exercisable at Two Dollars and Fifty Cents ($2.50) per share (the “Exercise Price”). This Warrant also is subject to the following terms and conditions:

1. Exercise and Payment; Exchange.

(a) This Warrant may be exercised in whole or in part at any time from and after the date hereof (the “Commencement Date”) through the close of business on May __, 2025 (the “Expiration Date”), at which time this Warrant shall expire and become void, but if such date is a day on which federal or state chartered banking institutions located in the State of New York are authorized to close, then on the next succeeding day which shall not be such a day. Exercise (“Exercise”) shall be by presentation and surrender to the Company, or at the office of any transfer agent designated by the Company (the “Transfer Agent”), of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form. If this Warrant is exercised in part only, the Company or the Transfer Agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant, the properly executed exercise form, and payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. Under no circumstance shall the Company be required to make any cash payments or net cash settlement to the Holder in lieu of delivery of the Warrant Shares.

(b) In lieu of exercising this Warrant for cash pursuant to Section 2 (a), if the fair market value of one Warrant Share is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by Exercise of this Warrant, in which event the Company shall issue to the Holder that number of Warrant Shares computed using the following formula:

X	=	Y (A – B)
A

Where:

X	=	The number of Warrant Shares to be issued to the Holder

Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A	=	The fair market value of one Warrant Share (at the date of such calculation)

B	=	The Exercise Price (as adjusted to the date of such calculation)

For purposes of the calculation above, the fair market value of one Warrant Share shall be determined as set forth in Section 3(a) – (c) below.

(b) Conditions to Exercise or Exchange. The restrictions in Section 7 shall apply, to the extent applicable by their terms, to any exercise or exchange of this Warrant permitted by this Section 1.

2. Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant. Upon issuance, all Warrant Shares will be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.

3. Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Common Stock, determined as follows:

(a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, the current fair market value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange;

(b) If the Common Stock is not so listed or admitted to unlisted trading privileges on a national securities exchange, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant by the OTC Markets Group, Inc.; or

(c) If the Common Stock is not so listed or admitted to unlisted trading privileges on a national securities exchange and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company in good faith.

4. No Rights as Shareholder. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

5. Adjustments in Number and Exercise Price of Warrant Shares.

5.1 The number of shares of Common Stock for which this Warrant may be exercised and the Exercise Price therefor shall be subject to adjustment as follows:

(a) If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

(b) If the Company declares a dividend on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

(c) If the Company distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), the Company shall give written notice to the Holder of any such distribution at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

(d) If the Company offers rights or warrants to the holders of Common Stock which entitle them to subscribe to or purchase additional Common Stock or securities convertible into Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date. There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such distribution.

(e) If the event, as a result of which an adjustment is made under paragraph (a) or (b) above, does not occur, then any adjustments in the Exercise Price or number of shares issuable that were made in accordance with such paragraph (a) or (b) shall be adjusted to the Exercise Price and number of shares as were in effect immediately prior to the record date for such event.

5.2 In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity after which the Company is not the surviving entity, at any time prior to the expiration of this Warrant, upon subsequent exercise of this Warrant the Holder shall have the right to receive the same kind and number of shares of common stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the Holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger, appropriately adjusted for any subsequent event described in this Section 5. The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

5.3 If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

6. Notices to Holder. So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed to the Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty (30) days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company’s shareholders is to be taken for the purpose of any such dividend, distribution of rights, or such reclassification, reorganization, consolidation, merger, conveyance, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

7. Transfer, Exercise, Exchange, Assignment or Loss of Warrant, Warrant Shares or Other Securities.

7.1 This Warrant may be transferred, exercised, exchanged or assigned (“transferred”), in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act of 1933, as amended (the “Securities Act”), unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered or exempt from registration, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that this Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws.

7.2 Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. The Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

7.3 Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

8. Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company with respect to the issuance of the Warrant as follows:

8.1 Legends. The Holder understands and acknowledges that the certificate(s) evidencing the securities issued by the Company will be imprinted with a restrictive legend as referenced in Section 7.1 above.

8.2 Access to Data. The Holder has had an opportunity to discuss the Company’s business, management, and financial affairs with the Company’s management and the opportunity to review the Company’s facilities and business plans. The Holder has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction.

8.3 Authorization. This Warrant and the agreements contemplated hereby, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with their respective terms.

8.4 Brokers or Finders. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by such Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Warrant or any transaction contemplated hereby.

9. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person or mailed, certified, return-receipt requested, postage prepaid to the address previously provided to the other party, or sent by fax or email (to the extent stated below). Either party hereto may from time to time, by written notice to the other party, designate a different address. If any notice or other document is sent by certified or registered mail, return receipt requested, postage prepaid, properly addressed as aforementioned, the same shall be deemed delivered seventy-two (72) hours after mailing thereof. If any notice is sent by fax or email, it will be deemed to have been delivered on the date the fax or email thereof is actually received, provided the original thereof is sent by certified mail, in the manner set forth above, within twenty-four (24) hours after the fax or email is sent.

10. Amendment. Any provision of this Warrant may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the mutual written consent of the Company and the Holder.

11. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PROVENTION BIO, INC.

By:
Name:
Title:

eXHIBIT h

lOCK-UP aGREEMENT

Provention Bio, Inc.

Lock-Up AGREEMENT

May __, 2018

MDB Capital Group, Inc.

2425 Cedar Springs Road

Dallas, Texas 75201

Re: Provention Bio, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the Warrants (the “Warrants”), each dated as of May __, 2018 between Provention Bio, Inc., a Delaware Corporation, (the “Company”) and MacroGenics, Inc., a Delaware corporation (the “Subscriber”), in which Subscriber desires to acquire warrants exercisable into an aggregate of 2,432,688 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company in consideration of the Company’s and Subscriber’s entry into an Asset Purchase Agreement and License Agreement, each dated as of May __, 2018.

In order to induce MDB Capital Group, LLC (“MDB”) to locate investors to participate in an initial public offering by the Company, the undersigned agrees that, commencing on the earlier of (a) the date of the final prospectus relating to the Company’s initial public offering of its Common Stock (the “IPO”) and (b) the listing of the Company’s Common Stock on an exchange or any tier of The NASDAQ Stock Market or New York Stock Exchange and ending on the date that is 12 months thereafter (the “Lock-Up Period”), the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933 Act, as amended) of the undersigned not to, (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or securities exercisable or convertible into shares of Common Stock, held as of the date hereof (the “Subscriber’s Shares”) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Subscriber’s Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise.

The foregoing restriction is expressly agreed to preclude the undersigned, and any affiliate of the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Subscriber’s Shares even if the Subscriber’s Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Subscriber’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Subscriber’s Shares.

Notwithstanding the foregoing, the undersigned may transfer the Subscriber’s Shares, provided that in case of items (i) through (v) below, any such transfer shall not involve a disposition for value, and provided further that any transferee shall agree to be bound by the terms of this Lock-up Agreement:

(i) bona fide gift or gifts or by will or intestate succession upon the death of the undersigned; or

(ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; or

(iii) if the undersigned is a trust, any distribution to a beneficiary of the trust or to the estate of a beneficiary of such trust and such transfer is not for value; or

(iv) as a distribution or transfer to stockholders, members, limited partners, or other securityholders of the undersigned or to regular employees of the undersigned whether or not for value; or

(v) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by or under common control with the undersigned.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

Notwithstanding anything contrary in this Lock-Up Agreement, (i) the undersigned may exercise warrants to purchase shares of Common Stock, provided that the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this letter agreement, (ii) the undersigned can enter into a sales plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that no sales, dispositions or other transfers of the Subscriber’s Shares may be made under such plan during the Lock-Up Period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Company; (iii) nothing in this Lock-Up Agreement shall prevent the transfer of securities of the Company pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Subscriber’s Shares shall remain subject to the restrictions contained in this Lock-Up Agreement, and (iv) nothing in this Lock-Up Agreement shall prevent the transfer of the Subscriber’s Shares with the written consent of MDB and the agreement of the transferee that it will be subject to the restrictions contained herein.

In order to enforce this covenant, the Company shall impose stop-transfer instructions preventing the Company’s transfer agent (the “Transfer Agent”) from effecting any actions in violation of this Lock-Up Agreement. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s Transfer Agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions. The Company is a third party beneficiary of this provision.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to MDB and the Company to complete the transactions contemplated by the Subscription Agreement and the Private Placement, and that MDB and the Company shall each be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Subscription Agreement entered into in connection with the Private Placement.

The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

At the discretion of MDB some or all of the Subscriber’s Shares may be released from the restrictions of this Lock-Up Agreement, and the Company will take the required action to permit the securities so released to be free of the restrictions of this Lock-Up Agreement.

This Lock-Up Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of Delaware to be applied. In furtherance of the foregoing, the internal laws of the State of Delaware will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

[Remainder of page intentionally left blank. Signature Page to Follow.]

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

Agreed to and Acknowledged:

MDB CAPITAL GROUP, LLC

By:
Name:
Title: